Consolidated Statements Of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Operating revenues
Contract drilling revenues	$ 10,607	$ 10,756	$ 5,948
Contract drilling intangible revenues	281	690	88
Other revenues	668	1,228	341
Operating revenues	11,556	12,674	6,377
Costs and expenses
Operating and maintenance	5,140	5,355	2,781
Depreciation, depletion and amortization	1,464	1,436	499
General and administrative	209	199	142
Costs and expenses	6,813	6,990	3,422
Loss on impairment	(334)	(320)	0
Gain (loss) on disposal of assets, net	(9)	(7)	284
Operating income	4,400	5,357	3,239
Other income (expense), net
Interest income	5	32	30
Interest expense, net of amounts capitalized	(484)	(640)	(182)
Loss on retirement of debt	(29)	(3)	(8)
Other, net	32	26	295
Total other income (expense), net	(476)	(585)	135
Income before income tax expense	3,924	4,772	3,374
Income tax expense	754	743	253
Net income	3,170	4,029	3,121
Net loss attributable to noncontrolling interest	(11)	(2)	0
Net income attributable to controlling interest	$ 3,181	$ 4,031	$ 3,121
Earnings per share
Basic	$ 9.87	$ 12.63	$ 14.58
Diluted	$ 9.84	$ 12.53	$ 14.08
Weighted average shares outstanding
Basic	320	318	214
Diluted	321	321	222

Consolidated Statements Of Comprehensive Income (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Statement of Income and Comprehensive Income [Abstract]
Net income	$ 3,170	$ 4,029	$ 3,121
Other comprehensive income (loss) before income taxes
Unrecognized components of net periodic benefit costs	37	(388)	(27)
Recognized components of net periodic benefit costs	24	5	13
Unrealized gain (loss) on derivative instruments	4	(1)	0
Other, net	1	(3)	0
Other comprehensive income (loss) before income taxes	66	(387)	(14)
Income taxes related to other comprehensive income (loss)	24	9	2
Other comprehensive income (loss), net of income taxes	90	(378)	(12)
Total comprehensive income	3,260	3,651	3,109
Total comprehensive loss attributable to noncontrolling interest	(6)	(2)	0
Total comprehensive income attributable to controlling interest	$ 3,266	$ 3,653	$ 3,109

Consolidated Balance Sheets (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Assets
Cash and cash equivalents	$ 1,130	$ 963
Short-term investments	38	333
Accounts receivable, net
Trade	2,330	2,798
Other	55	66
Materials and supplies, net	462	432
Deferred income taxes, net	104	63
Assets held for sale	186	464
Other current assets	171	230
Total current assets	4,476	5,349
Property and equipment	29,351	25,836
Less accumulated depreciation	6,333	4,975
Property and equipment, net	23,018	20,861
Goodwill	8,134	8,128
Other assets	808	844
Total assets	36,436	35,182
Liabilities and equity
Accounts payable	780	914
Accrued income taxes	240	317
Debt due within one year	1,868	664
Other current liabilities	730	806
Total current liabilities	3,618	2,701
Long-term debt	9,849	12,893
Deferred income taxes, net	726	666
Other long-term liabilities	1,684	1,755
Total long-term liabilities	12,259	15,314
Commitments and contingencies
Shares, CHF 15.00 par value, 502,852,947 authorized, 167,617,649 conditionally authorized, 335,235,298 issued at December 31, 2009 and 2008; 321,223,882 and 319,262,113 outstanding at December 31, 2009 and 2008, respectively	4,472	4,444
Additional paid-in capital	7,407	7,313
Retained earnings	9,008	5,827
Accumulated other comprehensive loss	(335)	(420)
Total controlling interest shareholders' equity	20,552	17,164
Noncontrolling interest	7	3
Total equity	20,559	17,167
Total liabilities and equity	$ 36,436	$ 35,182

Parenthetical Data To The Condensed Consolidated Balance Sheets (Unaudited) (USD $)	Dec. 31, 2009	Dec. 31, 2008
Liabilities and equity
Shares, par value CHF per share	$ 15	$ 15
Shares, authorized	502,852,947	502,852,947
Shares, conditionally authorized	167,617,649	167,617,649
Shares, issued	335,235,298	335,235,298
Shares, outstanding	321,223,882	319,262,113

Consolidated Statements of Equity (USD $) In Millions	Total controlling interest shareholders' equity [Member]	Shares [Member]	Additional paid-in capital [Member]	Retained earnings (accumulated deficit) [Member]	Accumulated other comprehensive loss [Member]	Total noncontrolling interest [Member]	Total
Balance, beginning of period at Dec. 31, 2006	$ 6,836	$ 2	$ 8,045	$ (1,181)	$ (30)	$ 4	$ 6,840
Balance, beginning of period (in shares) at Dec. 31, 2006		205
Cancellation of shares for redomestication		0
Cancellation of shares for redomestication (in shares)		0
Issuance of shares for redomestication		0
Issuance of shares for redomestication (in shares)		0
Net income attributable to controlling interest				3,121			3,121
Other comprehensive income (loss), net of income taxes					(12)		(12)
Total comprehensive income	3,109					0	3,109
Issuance of shares under share-based compensation plans	65	0	65				65
Issuance of shares under share-based compensation plans (in shares)		4
Share-based compensation expense	78		78				78
Excess tax benefit for share-based compensation plans			70
Repurchase of convertible notes	0		0				0
Redomestication			0
Repurchase of shares	(400)		(400)				(400)
Reclassification of shares	(9,859)		(9,859)				(9,859)
Business combination	12,386	1	12,385				12,386
Business combination (in shares)		108
Issuance of shares upon conversion of convertible notes	414		414				414
Equity component of convertible notes	820		820				820
Changes in ownership of noncontrolling interest			1			1
Adjustments to initially apply accounting standards updates	(144)			(144)			(144)
Other, net	71						72
Balance, end of period at Dec. 31, 2007	13,376	3	11,619	1,796	(42)	5	13,381
Balance Balance, end of period (in shares) at Dec. 31, 2007		317
Cancellation of shares for redomestication		(3)
Cancellation of shares for redomestication (in shares)		(317)
Issuance of shares for redomestication		4,444
Issuance of shares for redomestication (in shares)		317
Net income attributable to controlling interest				4,031			4,029
Other comprehensive income (loss), net of income taxes					(378)		(378)
Total comprehensive income	3,653					(2)	3,651
Issuance of shares under share-based compensation plans	62	0	62				62
Issuance of shares under share-based compensation plans (in shares)		2
Share-based compensation expense	64		64				64
Excess tax benefit for share-based compensation plans			10
Repurchase of convertible notes	0		0				0
Redomestication			(4,441)
Repurchase of shares	0		0				0
Reclassification of shares	(1)		(1)				(1)
Business combination	0	0	0				0
Business combination (in shares)		0
Issuance of shares upon conversion of convertible notes	0		0				0
Equity component of convertible notes	0		0				0
Changes in ownership of noncontrolling interest			0			0
Adjustments to initially apply accounting standards updates	0			0			0
Other, net	10						10
Balance, end of period at Dec. 31, 2008	17,164	4,444	7,313	5,827	(420)	3	17,167
Balance Balance, end of period (in shares) at Dec. 31, 2008		319
Cancellation of shares for redomestication		0
Cancellation of shares for redomestication (in shares)		0
Issuance of shares for redomestication		0
Issuance of shares for redomestication (in shares)		0
Net income attributable to controlling interest				3,181			3,170
Other comprehensive income (loss), net of income taxes					85		90
Total comprehensive income	3,266					(6)	3,260
Issuance of shares under share-based compensation plans	35	28	7				35
Issuance of shares under share-based compensation plans (in shares)		2
Share-based compensation expense	81		81				81
Excess tax benefit for share-based compensation plans			2
Repurchase of convertible notes	22		22				22
Redomestication			0
Repurchase of shares	0		0				0
Reclassification of shares	0		0				0
Business combination	0	0	0				0
Business combination (in shares)		0
Issuance of shares upon conversion of convertible notes	0		0				0
Equity component of convertible notes	0		0				0
Changes in ownership of noncontrolling interest			(18)			10
Adjustments to initially apply accounting standards updates	0			0			0
Other, net	(16)						(6)
Balance, end of period at Dec. 31, 2009	$ 20,552	$ 4,472	$ 7,407	$ 9,008	$ (335)	$ 7	$ 20,559
Balance Balance, end of period (in shares) at Dec. 31, 2009		321

Consolidated Statements Of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Cash flows from operating activities
Net income	$ 3,170	$ 4,029	$ 3,121
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of drilling contract intangibles	(281)	(690)	(88)
Depreciation, depletion and amortization	1,464	1,436	499
Share-based compensation expense	81	64	78
Excess tax benefit from share-based compensation plans	(2)	(10)	(70)
Loss on impairment	334	320	0
(Gain) loss on disposal of assets, net	9	7	(284)
Loss on retirement of debt	29	3	8
Amortization of debt issue costs, discounts and premiums, net	209	176	18
Deferred income taxes	13	8	(40)
Other, net	7	41	6
Deferred revenue, net	169	11	52
Deferred expenses, net	(38)	(115)	(55)
Changes in operating assets and liabilities	434	(321)	(172)
Net cash provided by operating activities	5,598	4,959	3,073
Cash flows from investing activities
Capital expenditures	(3,052)	(2,208)	(1,380)
Proceeds from disposal of assets, net	18	348	379
Proceeds from short-term investments	564	59	0
Purchases of short-term investments	(269)	(408)	0
Business combination	0	0	(5,129)
Cash balances acquired in business combination	0	0	695
Joint ventures and other investments, net	45	13	(242)
Net cash used in investing activities	(2,694)	(2,196)	(5,677)
Cash flows from financing activities
Change in short-term borrowings, net	(382)	(837)	1,500
Proceeds from debt	514	2,661	24,095
Repayments of debt	(2,871)	(4,893)	(12,033)
Financing costs	(2)	(24)	(106)
Repurchase of shares	0	0	(400)
Payment to shareholders for Reclassification	0	(1)	(9,859)
Payments for warrant exercises, net	(13)	(7)	40
Proceeds from share-based compensation plans, net	17	51	72
Excess tax benefit from share-based compensation plans	2	10	70
Other, net	(2)	(1)	(1)
Net cash provided by (used in) financing activities	(2,737)	(3,041)	3,378
Net increase (decrease) in cash and cash equivalents	167	(278)	774
Cash and cash equivalents at beginning of period	963	1,241	467
Cash and cash equivalents at end of period	$ 1,130	$ 963	$ 1,241

Note 1 - Nature of Business	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Nature of Business

Note 1—Nature of Business

Transocean Ltd. (together with its subsidiaries and predecessors, unless the context requires otherwise, “Transocean,” the “Company,” “we,” “us” or “our”) is a leading international provider of offshore contract drilling services for oil and gas wells.  Our mobile offshore drilling fleet is considered one of the most modern and versatile fleets in the world.  Specializing in technically demanding sectors of the offshore drilling business with a particular focus on deepwater and harsh environment drilling services, we contract our drilling rigs, related equipment and work crews predominantly on a dayrate basis to drill oil and gas wells.  At December 31, 2009, we owned, had partial ownership interests in or operated 138 mobile offshore drilling units.  As of this date, our fleet consisted of 44 High-Specification Floaters (Ultra-Deepwater, Deepwater and Harsh Environment semisubmersibles and drillships), 26 Midwater Floaters, 10 High-Specification Jackups, 55 Standard Jackups and three Other Rigs.  We also have five Ultra-Deepwater Floaters under construction (see Note 9—Drilling Fleet Expansion and Dispositions).

We also provide oil and gas drilling management services, drilling engineering and drilling project management services, and we participate in oil and gas exploration and production activities.  Drilling management services are provided through Applied Drilling Technology Inc., our wholly owned subsidiary, and through ADT International, a division of one of our U.K. subsidiaries (together, “ADTI”).  ADTI conducts drilling management services primarily on either a dayrate or a completed-project, fixed-price (or “turnkey”) basis.  Oil and gas properties consist of exploration, development and production activities performed by Challenger Minerals Inc. and Challenger Minerals (North Sea) Limited (together, “CMI”), our oil and gas subsidiaries.

In November 2007, we completed our merger transaction (the “Merger”) with GlobalSantaFe Corporation (“GlobalSantaFe”).  Immediately prior to the effective time of the Merger, each of Transocean Inc.’s outstanding ordinary shares was reclassified by way of a scheme of arrangement under Cayman Islands law into (1) 0.6996 Transocean Inc. ordinary shares and (2)  $33.03 in cash (the “Reclassification” and, together with the Merger, the “GSF Transactions”).  At the effective time of the Merger, each outstanding ordinary share of GlobalSantaFe (the “GlobalSantaFe Ordinary Shares”) was exchanged for (1) 0.4757 Transocean Inc. ordinary shares (after giving effect to the Reclassification) and (2)  $22.46 in cash.  We have included the financial results of GlobalSantaFe in our consolidated financial statements beginning November 27, 2007, the date GlobalSantaFe Ordinary Shares were exchanged for Transocean Inc.’s ordinary shares.  See Note 5—Business Combination.

In December 2008, Transocean Ltd. completed a transaction pursuant to an Agreement and Plan of Merger among Transocean Ltd., Transocean Inc., which was our former parent holding company, and Transocean Cayman Ltd., a company organized under the laws of the Cayman Islands that was a wholly owned subsidiary of Transocean Ltd., pursuant to which Transocean Inc. merged by way of schemes of arrangement under Cayman Islands law with Transocean Cayman Ltd., with Transocean Inc. as the surviving company (the “Redomestication Transaction”).  In the Redomestication Transaction, Transocean Ltd. issued one of its shares in exchange for each ordinary share of Transocean Inc.  In addition, Transocean Ltd. issued 16 million of its shares to Transocean Inc. for future use to satisfy Transocean Ltd.’s obligations to deliver shares in connection with awards granted under our incentive plans or other rights to acquire shares of Transocean Ltd.  The Redomestication Transaction effectively changed the place of incorporation of our parent holding company from the Cayman Islands to Switzerland.  As a result of the Redomestication Transaction, Transocean Inc. became a direct, wholly owned subsidiary of Transocean Ltd.  In connection with the Redomestication Transaction, we relocated our principal executive offices to Vernier, Switzerland.

Note 2 - Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Summary of Significant Accounting Policies

Note 2—Significant Accounting Policies

Accounting estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S.”) requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses and the disclosures of contingent assets and liabilities.  On an ongoing basis, we evaluate our estimates and assumptions, including those related to our allowance for doubtful accounts, materials and supplies obsolescence, property and equipment, investments, goodwill and other intangible assets, income taxes, share-based compensation, defined benefit pension plans and other postretirement benefits, and contingencies.  We base our estimates and assumptions on historical experience and on various other factors we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results could differ from such estimates.

Fair value measurements—We estimate fair value at a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the principal market for the asset or liability.  Our valuation techniques require inputs that we categorize using a three-level hierarchy as follows: (1) unadjusted quoted prices for identical assets or liabilities in active markets (“Level 1”), (2) direct or indirect observable inputs, including quoted prices or other market data, for similar assets or liabilities in active markets or identical assets or liabilities in less active markets (“Level 2”) and (3) unobservable inputs that require significant judgment for which there is little or no market data (“Level 3”).  When multiple input levels are required for a valuation, we categorize the entire fair value measurement according to the lowest level input that is significant to the measurement even though we may have also utilized significant inputs that are more readily observable.

Principles of consolidation—We consolidate those investments that meet the criteria of a variable interest entity where we are deemed to be the primary beneficiary for accounting purposes and for entities in which we have a majority voting interest.  Intercompany transactions and accounts are eliminated in consolidation.  For investments in joint ventures and other entities that do not meet the criteria of a variable interest entity or where we are not deemed to be the primary beneficiary for accounting purposes of those entities that meet the variable interest entity criteria, we use the equity method of accounting if we have the ability to exercise significant influence over the unconsolidated affiliate.  We use the cost method of accounting for investments in joint ventures and other entities if we do not have the ability to exercise significant influence over the unconsolidated affiliate.  See Note 4—Variable Interest Entities.

We had investments in and advances to unconsolidated affiliates of  $11 million and  $17 million at December 31, 2009 and 2008, respectively, and reported these amounts in other assets on our consolidated balance sheet.  We recognized equity in earnings (losses) of unconsolidated affiliates of  $2 million,  $2 million and  $(2) million for the years ended December 31, 2009, 2008 and 2007, respectively, and reported these amounts in other, net on our consolidated statement of operations.

Cash and cash equivalents—Cash equivalents are highly liquid debt instruments with an original maturity of three months or less that may include time deposits with a number of commercial banks with high credit ratings, U.S. Treasury and government securities, Eurodollar time deposits, certificates of deposit and commercial paper.  We may also invest excess funds in no-load, open-end, management investment trusts (“management trusts”).  The management trusts invest exclusively in high quality money market instruments.  Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Allowance for doubtful accounts—We establish reserves for doubtful accounts on a case-by-case basis, considering changes in the financial position of a major customer, when we believe the required payment of specific amounts owed is unlikely to occur.  We derive a majority of our revenues from services to international oil companies and government-owned or government-controlled oil companies.  We do not generally require collateral or other security to support customer receivables.  The allowance for doubtful accounts was  $65 million and  $114 million at December 31, 2009 and 2008, respectively.

Materials and supplies—Materials and supplies are carried at average cost less an allowance for obsolescence.  Such allowance was  $66 million and  $49 million at December 31, 2009 and 2008, respectively.

Property and equipment—Property and equipment, consisting primarily of offshore drilling rigs and related equipment, represented approximately 63 percent of our total assets at December 31, 2009.  The carrying values of these assets are based on estimates, assumptions and judgments relative to capitalized costs, useful lives and salvage values of our rigs.  These estimates, assumptions and judgments reflect both historical experience and expectations regarding future industry conditions and operations.  We compute depreciation using the straight-line method after allowing for salvage values.  Expenditures for renewals, replacements and improvements are capitalized.  Maintenance and repairs are expensed as incurred.  Upon sale or other disposition, the applicable carrying amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount, less net proceeds from disposal, is recognized in gain (loss) from disposal of assets, net.

Estimated original useful lives of our drilling units range from 18 to 35 years, buildings and improvements from 10 to 30 years and machinery and equipment from four to 12 years.  From time to time, we may review the estimated remaining useful lives of our drilling units, and we may extend the useful life when events and circumstances indicate a drilling unit can operate beyond its remaining useful life.  During 2009, we adjusted the useful lives for 10 rigs, extending the estimated useful lives from between 30 and 35 years to between 33 and 50 years.  During 2008, we adjusted the useful lives for five rigs, extending the estimated useful lives from between 30 and 35 years to between 34 and 50 years.  During 2007, we adjusted the useful lives for six rigs, extending the estimated useful lives from between 30 and 35 years to between 35 and 45 years.  We deemed the life extensions appropriate for each of these rigs based on the respective contracts under which the rigs were operating and the additional life-extending work, upgrades and inspections we performed on the rigs.  For each of the years ended December 31, 2009, 2008 and 2007, the changes in estimated useful lives of these rigs resulted in a reduction in depreciation expense of  $23 million ( $0.07 per diluted share),  $6 million ( $0.02 per diluted share) and  $25 million ( $0.11 per diluted share), respectively, which had no tax effect for any period.

During 2008, we also adjusted the useful lives for four rigs that we acquired in the Merger, reducing the estimated useful lives from between eight and 16 years to between three and nine years.  We determined the appropriate useful lives for each of these rigs based on our review of technical specifications of the rigs and comparisons to the remaining useful lives of comparable rigs in our fleet.  In 2008, the change in estimated useful life of these rigs resulted in an increase in depreciation expense of  $46 million ( $0.14 per diluted share), which had no tax effect.

Assets held for sale—We classify an asset as held for sale when the facts and circumstances meet the required criteria for such classification, including the following: (a) we have committed to a plan to sell the asset, (b) the asset is available for immediate sale, (c) we have initiated actions to complete the sale, including locating a buyer, (d) the sale is expected to be completed within one year, (e) the asset is being actively marketed at a price that is reasonable relative to its fair value, and (f) the plan to sell is unlikely to be subject to significant changes or termination.  At December 31, 2009 and 2008, we had assets held for sale, included in current assets, in the amount of  $186 million and  $464 million, respectively.  See Note 26—Subsequent Events.

Long-lived assets and definite-lived intangible assets—We review the carrying values of long-lived assets and definite-lived intangible assets, principally property and equipment and a drilling management services customer relationships asset, for potential impairment when events occur or circumstances change that indicate that the carrying value of such assets may not be recoverable.  For assets classified as held and used, we determine recoverability by evaluating the undiscounted estimated future net cash flows of the related asset or asset group under review.  We consider our asset groups to be Ultra-Deepwater Floaters, Deepwater Floaters, Harsh Environment Floaters, Midwater Floaters, High-Specification Jackups, Standard Jackups and Other Rigs.  The estimated future net cash flows are based upon projected utilization and dayrates.  For our drilling management services customer relationships asset, we estimate fair value using the excess earnings method, which applies the income approach.  For an asset classified as held for sale, we measure the asset at the lower of its carrying amount or fair value less cost to sell.  For the years ended December 31, 2009 and 2008, we concluded that our customer relationships asset and our assets held for sale were impaired.  See Note 6—Impairments and Note 10—Goodwill and Other Intangible Assets.

Goodwill and other indefinite-lived intangible assets—We conduct impairment testing for our goodwill and other indefinite-lived intangible assets annually as of October 1 and more frequently when an event occurs or circumstances change that may indicate a reduction in the fair value of a reporting unit or the intangible asset is below its carrying value.  We test goodwill at the reporting unit level, which is defined as an operating segment or a component of an operating segment that constitutes a business for which financial information is available and is regularly reviewed by management.  We test goodwill for impairment by comparing the carrying amount of the reporting unit, including goodwill, to the fair value of the reporting unit.  If the reporting unit’s carrying amount exceeds its fair value, we consider goodwill impaired and perform a second step to measure the amount of the impairment loss, if any.  We have identified three reporting units for this purpose: (1) contract drilling services, (2) drilling management services and (3) oil and gas properties.  As a result of our testing in each of the years ended December 31, 2009 and 2007, we concluded that goodwill was not impaired.  For the year ended December 31, 2008, we concluded that the goodwill of drilling management services was impaired.  See Note 6—Impairments and Note 10—Goodwill and Other Intangible Assets.

For our contract drilling services reporting unit, we estimate fair value using projected discounted cash flows and publicly traded company multiples.  To develop the projected cash flows associated with our contract drilling services reporting unit, which are based on estimated future utilization and dayrates, we consider key factors that include assumptions regarding future commodity prices, credit market conditions and the effect these factors may have on our contract drilling operations and the capital expenditure budgets of our customers.  We discount the projected cash flows using a long-term weighted-average cost of capital, which is based on our estimate of the investment returns that market participants would require for each of our reporting units.  We derive publicly traded company multiples for companies with operations similar to our reporting units using observable information related to shares traded on stock exchanges and, when available, observable information related to recent acquisitions.

For our trade name asset, an indefinite-lived intangible asset, we estimate fair value using the relief from royalty method, which applies the income approach.  For the years ended December 31, 2009 and 2008, we concluded that the trade name asset for our drilling management services reporting unit was impaired.  See Note 6—Impairments and Note 10—Goodwill and Other Intangible Assets.

Contingent liabilities—We establish reserves for estimated loss contingencies when we believe a loss is probable and the amount of the probable loss can be reasonably estimated.  Once established, we adjust reserves  upon the occurrence of a recognizable event when facts and circumstances change, altering our previous assumptions with respect to the likelihood or amount of loss.  See Note 16—Commitments and Contingencies.

Operating revenues and expenses—Operating revenues are recognized as earned, based on contractual daily rates or on a fixed-price basis.  In connection with drilling contracts, we may receive revenues for preparation and mobilization of equipment and personnel or for capital improvements to rigs.  In connection with new drilling contracts, revenues earned and incremental costs incurred directly related to contract preparation and mobilization are deferred and recognized over the primary contract term of the drilling project using the straight-line method.  Our policy to amortize the fees related to contract preparation, mobilization and capital upgrades on a straight-line basis over the estimated firm period of drilling is consistent with the general pace of activity, level of services being provided and dayrates being earned over the life of the contract.  For contractual daily rate contracts, we account for loss contracts as the losses are incurred.  Costs of relocating drilling units without contracts to more promising market areas are expensed as incurred.  Upon completion of drilling contracts, any demobilization fees received are reported in income, as are any related expenses.  Capital upgrade revenues received are deferred and recognized over the primary contract term of the drilling project.  The actual cost incurred for the capital upgrade is depreciated over the estimated useful life of the asset.  We incur periodic survey and drydock costs in connection with obtaining regulatory certification to operate our rigs on an ongoing basis.  Costs associated with these certifications are deferred and amortized on a straight-line basis over the period until the next survey.

Contract drilling intangible revenues—In connection with the Merger, we acquired drilling contracts for future contract drilling services of GlobalSantaFe.  The terms of these contracts include fixed dayrates that were above or below the market dayrates available for similar contracts as of the date of the Merger.  We recognized the fair value adjustments as contract intangible assets and liabilities, recorded in other assets and other long-term liabilities, respectively.  We amortize the resulting contract drilling intangible revenues on a straight-line basis over the respective contract period.  During the years ended December 31, 2009 and 2008, we recognized  $281 million and  $690 million, respectively, in contract intangible revenues on our consolidated statements of operations.  See Note 10—Goodwill and Other Intangible Assets.

Other revenues—Our other revenues represent those derived from drilling management services, integrated services, oil and gas properties, and customer reimbursable revenues.  For fixed-price contracts associated with our drilling management services, we recognize revenues and expenses upon well completion and customer acceptance, and we recognize loss provisions on contracts in progress when losses are anticipated.  We refer to integrated services as those services we provide through contractors and our employees under certain contracts that include well and logistics services in addition to our normal drilling services.  We consider customer reimbursable revenues to be billings to our customers for reimbursement of certain equipment, materials and supplies, third-party services, employee bonuses and other expenses that we recognize in operating and maintenance expense, the result of which has little or no effect on operating income.

    Share-based compensation—For time-based awards, we recognize compensation expense on a straight-line basis through the date the employee is no longer required to provide service to earn the award (the “service period”).  For market-based awards that vest at the end of the service period, we recognize compensation expense on a straight-line basis through the end of the service period.  For performance-based awards with graded vesting conditions, we recognize compensation expense on a straight-line basis over the service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.  Share-based compensation expense is recognized, net of a forfeiture rate, estimated at the time of grant based on historical experience and adjusted, if necessary, in subsequent periods based on actual forfeitures.

To measure the fair values of time-based restricted shares and deferred units granted or modified, we use the market price of our shares on the grant date or modification date.  To measure the fair values of stock options and stock appreciation rights (“SARs”) granted or modified, we use the Black-Scholes-Merton option-pricing model and apply assumptions for the expected life, risk-free interest rate, dividend yield and expected volatility.  The expected life is based on historical information of past employee behavior regarding exercises and forfeitures of options.  The risk-free interest rate is based upon the published U.S. Treasury yield curve in effect at the time of grant or modification for instruments with a similar life.  The dividend yield is based on our history and expectation of dividend payouts.  The expected volatility is based on a blended rate with an equal weighting of the (a) historical volatility based on historical data for an amount of time approximately equal to the expected life and (b) implied volatility derived from our at-the-money long-dated call options.  To measure the fair values of market-based deferred units granted or modified, we use a Monte Carlo simulation model and, in addition to the assumptions applied for the Black-Scholes-Merton option-pricing model, we apply assumptions using a risk neutral model and an average price at the performance start date.  The risk neutral model assumes that all peer group stocks grow at the risk-free rate.  The average price at the performance start date is based on the average stock price for the preceding 30 trading days.

We recognize share-based compensation expense in the same financial statement line item as cash compensation paid to the respective employees.  Tax deduction benefits for awards in excess of recognized compensation costs are reported as a financing cash flow.  Share-based compensation expense was  $81 million,  $64 million, and  $78 million in the years ended December 31, 2009, 2008 and 2007, respectively.  Income tax benefit on share-based compensation expense was  $8 million,  $8 million, and  $9 million in the years ended December 31, 2009, 2008 and 2007, respectively.  See Note 17—Share-Based Compensation Plans.

Pension and other postretirement benefits—We use a January 1 measurement date for determining net periodic benefit costs and a December 31 measurement date for determining benefit obligations and the fair value of plan assets.  We determine our net periodic benefit costs based on a market-related valuation of assets that reduces year-to-year volatility by recognizing investment gains or losses over a five-year period from the year in which they occur.  Investment gains or losses for this purpose are measured as the difference between the expected return calculated using the market-related value of assets and the actual return based on the market-related value of assets.

The obligations and related costs for our defined benefit pension and other postretirement benefit plans, retiree life insurance and medical benefits, are actuarially determined by applying assumptions, including long-term rate of return on plan assets, discount rates, compensation increases, employee turnover rates and health care cost trend rates.  The two most critical assumptions are the long-term rate of return on plan assets and the discount rate.

For the long-term rate of return, we develop our assumptions regarding the expected rate of return on plan assets based on historical experience and projected long-term investment returns, which consider each plan’s target asset allocation and long-term asset class return expectations.  For the discount rate, we base our assumptions on a yield curve approach based on Aa-rated corporate bonds and the expected timing of future benefit payments.  For the projected compensation trend rate, we consider short-term and long-term compensation expectations for participants, including salary increases and performance bonus payments.  For the health care cost trend rate for other postretirement benefits, we establish our assumptions for health care cost trends, applying an initial trend rate that reflects both our recent historical experience and broader national statistics with an ultimate trend rate that assumes that the portion of gross domestic product devoted to health care eventually becomes constant.

Pension and other postretirement benefit plan obligations represented a total liability of  $514 million and  $551 million, at December 31, 2009 and 2008, respectively.  Net periodic benefit costs were  $84 million,  $44 million and  $26 million for the years ended December 31, 2009, 2008, and 2007, respectively.  See Note 15—Postemployment Benefit Plans.

Capitalized interest—We capitalize interest costs for qualifying construction and upgrade projects.  We capitalized interest costs on construction work in progress of  $182 million,  $147 million and  $77 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Derivatives and hedging—From time to time, we may enter into a variety of derivative financial instruments in connection with the management of our exposure to variability in foreign exchange rates and interest rates.  We record derivatives on our consolidated balance sheet, measured at fair value.  For derivatives that do not qualify for hedge accounting, we recognize the gains and losses associated with changes in the fair value in current period earnings.  See Note 12—Derivatives and Hedging and Note 14—Financial Instruments and Risk Concentration.

We may enter into cash flow hedges to manage our exposure to variability of the expected future cash flows of recognized assets or liabilities or of unrecognized forecasted transactions.  For a derivative that is designated and qualifies as a cash flow hedge, we initially recognize the effective portion of the gains or losses in other comprehensive income and subsequently recognize the gains and losses in earnings in the period in which the hedged forecasted transaction affects earnings.  We recognize the gains and losses associated with the ineffective portion of the hedges in interest expense in the period in which they are realized.

We may enter into fair value hedges to manage our exposure to changes in fair value of recognized assets or liabilities, such as fixed-rate debt, or of unrecognized firm commitments.  For a derivative that is designated and qualifies as a fair value hedge, we simultaneously recognize in current period earnings the gains or losses on the derivative along with the offsetting losses or gains on the hedged item attributable to the hedged risk.  The resulting ineffective portion, which is measured as the difference between the change in fair value of the derivative and the hedged item, is recognized in current period earnings.

Foreign currency—The majority of our revenues and expenditures are denominated in U.S. dollars to limit our exposure to foreign currency fluctuations, resulting in the use of the U.S. dollar as the functional currency for all of our operations.  Foreign currency exchange gains and losses are primarily included in other income (expense) as incurred.  We had net foreign currency exchange losses of  $34 million,  $3 million and  $10 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Income taxes—Income taxes have been provided based upon the tax laws and rates in effect in the countries in which operations are conducted and income is earned.  There is little or no expected relationship between the provision for or benefit from income taxes and income or loss before income taxes because the countries in which we operate have taxation regimes that vary not only with respect to nominal rate, but also in terms of the availability of deductions, credits and other benefits.  Variations also arise because income earned and taxed in any particular country or countries may fluctuate from year to year.  We recognize deferred tax assets and liabilities for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of our assets and liabilities using the applicable jurisdictional tax rates in effect at year end.  We record a valuation allowance for deferred tax assets when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  See Note 7—Income Taxes.

Reclassifications—We have made certain reclassifications to prior period amounts to conform with the current year presentation.  These reclassifications did not have a material effect on our consolidated statement of financial position, results of operations or cash flows.

Subsequent events—We evaluate subsequent events through the time of our filing on the date we issue our financial statements.  For the year ended December 31, 2009, we have evaluated subsequent events through the time of our filing on February 24, 2010, the date on which we issued our financial statements.  See Note 26—Subsequent Events.

Note 3 - New Accounting Pronouncements	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
New Accounting Pronouncements

Note 3—New Accounting Pronouncements

Recently Adopted Accounting Standards

Earnings per share—Effective January 1, 2009, we adopted the accounting standards update related to participating securities, which clarified that all outstanding unvested share-based payment awards containing rights to nonforfeitable dividends are considered participating securities and the holders of the unvested awards, therefore, participate in undistributed earnings with common shareholders.  Accordingly, the two-class method of computing basic and diluted earnings per share must be applied to the unvested awards.  As a result of our adoption, we adjusted our earnings per share for each period presented by deducting the proportionate amount of our undistributed earnings allocable to the participating securities from net income to arrive at net income attributable to shareholders.  Our adoption did not have a material effect on basic or diluted earnings per share for the years ended December 31, 2008 or 2007.  See Note 8—Earnings per Share.

Debt—Effective January 1, 2009, we adopted the accounting standards update regarding convertible debt instruments that may be settled in cash upon conversion, which required the issuer of certain convertible debt instruments to separately account for the liability and equity components of the instrument and reflect interest expense at the issuer’s market rate of borrowing for non-convertible debt instruments.  We applied these provisions in accounting and reporting for our convertible senior notes.  In addition to the reduction of debt balances and increase of shareholders’ equity on our consolidated balance sheets for each period presented, the retrospective application resulted in a non-cash increase to our annual historical interest expense, net of amounts capitalized, of  $171 million and  $10 million for the years ended December 31, 2008 and 2007, respectively.  See Note 11—Debt.

Compensation – retirement benefits—Effective for the year ended December 31, 2009, we adopted the accounting standards update regarding employers’ disclosures about postretirement benefit plan assets, which provided additional requirements for enhanced disclosures related to plan assets of a defined benefit pension or other postretirement plan.  Our adoption did not have a material effect on the disclosures contained within our notes to consolidated financial statements.  See Note 15—Postemployment Benefit Plans.

Business combinations—Effective January 1, 2009, we adopted the accounting standards update regarding business combinations, which required (a) primarily all acquired assets, liabilities, noncontrolling interest and certain contingencies be measured at fair value, (b) broader scope of business combinations to include all transactions in which one entity gains control over one or more other businesses and (c) acquisition-related costs and anticipated restructuring costs of the acquired company to be recognized separately from the acquisition.  Assets and liabilities arising from contingencies related to a business combination must be recognized at their acquisition-date fair values if the fair values can be determined during the measurement period.  If the fair values of such contingencies cannot be determined during the measurement period, they must be recognized at the acquisition date if the contingencies are probable and an amount can be reasonably estimated.  We will apply such principles with respect to any business combinations occurring after January 1, 2009 and with respect to certain income tax matters related to business combinations that occurred prior to our adoption.  Because of the prospective application requirement, our adoption did not have an effect on our historical consolidated statement of financial position, results of operations or cash flows.

Consolidation—Effective January 1, 2009, we adopted the accounting standards update related to noncontrolling interest that established accounting and reporting requirements for (a) noncontrolling interest in a subsidiary and (b) the deconsolidation of a subsidiary.  The update required that noncontrolling interest be reported as equity on the consolidated balance sheet and required that net income attributable to controlling interest and to noncontrolling interest be shown separately on the face of the statement of operations.  As a result of our adoption, on our consolidated statements of operations, we have separately presented net income (loss) attributable to noncontrolling interest and net income attributable to controlling interest.  Additionally, on our consolidated balance sheet, presented as of December 31, 2008, we reclassified to equity the balance of  $3 million associated with noncontrolling interest.

Derivatives and hedging—Effective January 1, 2009, we adopted the accounting standards update related to derivative instruments and hedging activities, which required enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how an entity accounts for derivative instruments and related hedged items and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.  Our adoption did not have a material effect on the disclosures contained within our notes to consolidated financial statements.  See Note 12—Derivatives and Hedging.

Fair value measurements and disclosures—Effective January 1, 2008, we adopted the accounting standards update related to fair value measurement of financial instruments that (a) defined fair value, thereby offering a single source of guidance for the application of fair value measurement, (b) established a framework for measuring fair value that contains a three-level hierarchy for the inputs to valuation techniques, and (c) required enhanced disclosures about fair value measurements.  Our adoption did not have a material effect on our consolidated statement of financial position, results of operations or cash flows.

Effective January 1, 2009, we adopted the remaining provisions of the accounting standards update for fair value measurement of nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis, which we applied in estimating the fair value of our intangible assets, reporting units and assets held for sale (see Note 6—Impairments).  Our adoption did not have a material effect on our consolidated statement of financial position, results of operations or cash flows.

Effective April 1, 2009, we adopted the accounting standards update related to measuring fair value when the volume and level of activity for the assets or liability have significantly decreased and identifying transactions that are not orderly, which provided additional guidance for estimating fair value when there is no active market or where the activity represents distressed sales on an interim and annual reporting basis.  Our adoption did not have a material effect on our consolidated statement of financial position, results of operations or cash flows.

Subsequent events—Effective for events occurring subsequent to June 30, 2009, we adopted the accounting standards update regarding subsequent events, which established (a) the period after the balance sheet date during which management should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (b) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (c) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date.  Our adoption did not have a material impact on the disclosures contained within our notes to consolidated financial statements.  See Note 2—Significant Accounting Policies and Note 26—Subsequent Events.

Recently Issued Accounting Standards

Consolidation—Effective January 1, 2010, we will adopt the accounting standards update that requires enhanced transparency of our involvement with variable interest entities, which (a) amends certain guidance for determining whether an enterprise is a variable interest entity, (b) requires a qualitative rather than a quantitative analysis to determine the primary beneficiary, and (c) requires continuous assessments of whether an enterprise is the primary beneficiary of a variable interest entity.  The update is effective as of the first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter.  We are evaluating these requirements, particularly with regard to our interests in Transocean Pacific Drilling Inc. (“TPDI”) and Angola Deepwater Drilling Company Limited (“ADDCL”), and continue to evaluate the effect that our adoption will have on our consolidated statements of financial position, results of operations or cash flows.  See Note 4—Variable Interest Entities.

Fair value measurements and disclosures—Effective January 1, 2010, we will adopt the effective provisions of the accounting standards update that clarifies existing disclosure requirements and introduces additional disclosure requirements for fair value measurements.  The update requires entities to disclose the amounts of and reasons for significant transfers between Level 1 and Level 2, the reasons for any transfers into or out of Level 3, and information about recurring Level 3 measurements of purchases, sales, issuances and settlements on a gross basis.  The update also clarifies that entities must provide (a) fair value measurement disclosures for each class of assets and liabilities and (b) information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements.  Except for the requirement to disclose information about purchases, sales, issuances, and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, the update is effective for interim and annual periods beginning after December 15, 2009.  The requirement to separately disclose purchases, sales, issuances, and settlements of recurring Level 3 measurements is effective for interim and annual periods beginning after December 15, 2010.  We do not expect that our adoption will have a material effect on the disclosures contained in our notes to consolidated financial statements.

Note 4 - Variable Interest Entities	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Variable Interest Entities

Note 4—Variable Interest Entities

In October 2007, we acquired a 50 percent interest in TPDI, a British Virgin Islands joint venture company formed by us and Pacific Drilling Limited (“Pacific Drilling”), a Liberian company, to own and operate two ultra-deepwater drillships named Dhirubhai Deepwater KG1 and Dhirubhai Deepwater KG2, the latter of which is currently under construction.  Since TPDI’s equity at risk is insufficient to permit TPDI to carry on its activities without additional subordinated financial support, TPDI meets the criteria for a variable interest entity, and we have determined that we are the primary beneficiary for accounting purposes.  As a result, we consolidate TPDI in our consolidated financial statements, intercompany transactions are eliminated and the interest that is not owned by us is presented as noncontrolling interest on our consolidated balance sheet.  Under a management services agreement, we currently provide construction management services for the Dhirubhai Deepwater KG2 and operating management services for the Dhirubhai Deepwater KG1, and we have agreed to provide operating management services for the Dhirubhai Deepwater KG2 after the drillship commences operations.  Beginning on October 18, 2010, Pacific Drilling will have the right to exchange its interest in the joint venture for our shares or cash at a purchase price based on an appraisal of the fair value of the drillships, subject to various adjustments.

In September 2008, we acquired a 65 percent interest in ADDCL, a Cayman Islands joint venture company formed to commission the construction, ownership and operation of the ultra-deepwater drillship to be named Discoverer Luanda.  Angco Cayman Limited acquired the remaining 35 percent interest in ADDCL.  Even though we do not have a majority voting interest over the operations of ADDCL, we have determined that ADDCL is a variable interest-entity for which we are the primary beneficiary for accounting purposes because its equity at risk is insufficient to enable ADDCL to carry on its activities without additional subordinated financial support from us.  Accordingly, we consolidate ADDCL in our consolidated financial statements, intercompany transactions are eliminated and the interest that is not owned by us is presented as noncontrolling interest on our consolidated balance sheet.  We provide construction management services for the newbuild and have agreed to provide operating management services once the drillship begins operations.  Beginning on the fifth anniversary of the first well commencement date, Angco Cayman Limited will have the right to exchange its interest in the joint venture for cash at a purchase price based on an appraisal of the fair value of the drillship, subject to various adjustments.

The carrying amounts associated with these two joint ventures, after eliminating the effect of intercompany transactions, were as follows (in millions):

	December 31, 2009			December 31, 2008
	Assets	Liabilities	Net carrying amount	Assets	Liabilities	Net carrying amount
Variable interest entity
TPDI	$1,500	$763	$737	$803	$413	$390
ADDCL	582	482	100	354	307	47
Total	$2,082	$1,245	$837	$1,157	$720	$437

Note 5 - Business Combination	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Business Combination

Note 5—Business Combination

In connection with the Merger, Transocean Inc. issued approximately 107,752,000 ordinary shares and paid approximately  $5 billion in cash.  We accounted for the Merger using the purchase method of accounting with Transocean treated as the accounting acquirer.  As a result, the assets and liabilities of Transocean remained at historical amounts.  We recorded the assets and liabilities of GlobalSantaFe at their estimated fair values at November 27, 2007, the date of completion of the GSF Transactions, with the excess of the purchase price over the sum of these fair values recorded as goodwill, and we included the results of operations and cash flows for approximately one month of 2007 in our consolidated financial statements for the year ended December 31, 2007.

The purchase price included, at estimated fair value, current assets of  $2.1 billion, drilling and other property and equipment of  $12.3 billion, intangible assets of  $368 million, other assets of  $170 million and the assumption of current liabilities of  $636 million, other long-term liabilities of  $2.3 billion and long-term debt of  $576 million.  The excess of the purchase price over the estimated fair value of net assets acquired was  $6.1 billion, which has been accounted for as goodwill.

In the fourth quarter of 2008, we completed our evaluation of the purchase price allocation.  As a result, during 2008, we made adjustments to the estimated fair value of certain assets and liabilities with a corresponding net adjustment to goodwill amounting to  $123 million, which are reflected in the amounts noted above.  Our adjustments to the allocation of the fair value of assets acquired and liabilities assumed were primarily related to property and equipment, accrued pension liabilities, severance liabilities and income taxes, including deferred taxes, uncertain tax positions and other tax accruals.  See Note 10—Goodwill and Other Intangible Assets.

Unaudited pro forma combined operating results of Transocean and GlobalSantaFe assuming the GSF Transactions were completed as of January 1, 2007 are as follows (in millions, except per share data):

Year ended December 31, 2007
(As adjusted)
Operating revenues	$11,066
Operating income	4,870
Income from continuing operations	3,678
Earnings per share
Basic	$17.19
Diluted	$16.57

The unaudited pro forma financial information includes adjustments for additional depreciation based on the fair market value of the drilling and other property and equipment acquired, amortization of intangibles arising from the Merger, increased interest expense for debt assumed in the Merger and related adjustments for income taxes.  The unaudited pro forma financial information has not been adjusted for additional charges and expenses or for other potential cost savings and operational efficiencies that may be realized as a result of the GSF Transactions.  The unaudited pro forma financial information is not necessarily indicative of the results of operations had the GSF Transactions been completed on the assumed dates or of the results of operations for any future periods.

Note 6 - Impairments	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Impairments

Note 6—Impairments

Assets held for sale—During the year ended December 31, 2009, we determined that GSF Arctic II and GSF Arctic IV, both classified as assets held for sale, were impaired due to the continued global economic downturn and depressed commodity prices, both of which have had an adverse effect on our industry.  We estimated the fair values of these rigs based on an exchange price that would be received for the assets in the principal or most advantageous market for the assets in an orderly transaction between market participants as of the measurement date and considering our undertakings to the Office of Fair Trading in the U.K. (“OFT”) that require the sale of the rigs with certain limitations and in a limited amount of time.  We based our estimates on unobservable inputs that require significant judgment, for which there is little or no market data, including non-binding price quotes from unaffiliated parties, considering existing market conditions and restrictions imposed by the OFT.  As a result of our evaluation, during the year ended December 31, 2009, we recognized an impairment loss of  $279 million ( $0.87 per diluted share), which had no tax effect.  See Note 26—Subsequent Events.  During the year ended December 31, 2008, we recognized an impairment loss of  $97 million ( $0.30 per diluted share), which had no tax effect.

Goodwill and other intangible assets—During the year ended December 31, 2009, we determined that the customer relationships and trade name intangible assets associated with our drilling management services reporting unit were impaired due to market conditions resulting from the continued global economic downturn and depressed commodity prices.  We estimated the fair value of the customer relationships intangible asset using the multi-period excess earnings method, and we estimated the fair value of the trade name using the relief from royalty method, both valuation methodologies that apply the income approach.  Our valuations were based on projections of the future performance of the drilling management services reporting unit using unobservable inputs that require significant judgment, for which there is little or no market data, including assumptions about future commodity prices, projected demand for our services, rig availability and dayrates.  As a result of our impairment testing, we determined that the carrying amount of the customer relationships intangible asset exceeded its fair value, and we recognized impairment losses of  $49 million ( $33 million, or  $0.10 per diluted share, net of tax) for the year ended December 31, 2009.  Additionally, we determined that the carrying amount of the trade name intangible asset exceeded its fair value, and we recognized an impairment loss of  $6 million ( $4 million, or  $0.01 per diluted share, net of tax).

In the fourth quarter of 2009, we performed our annual impairment testing for indefinite-lived intangible assets.  Based on the results of our tests, we determined that the goodwill associated with our contract drilling services reporting unit and our oil and gas properties reporting unit was not impaired.  We also concluded that the carrying value of the trade name intangible asset associated with our drilling management services reporting unit did not require additional impairment.

In the fourth quarter of 2008, we performed our annual impairment testing for indefinite-lived intangible assets.  We identified interim indicators that resulted in testing our long-lived assets, goodwill and other intangible assets as of December 31, 2008.  As a result of our impairment testing, we determined that the goodwill and other intangible assets associated with our drilling management services reporting unit were impaired.  Accordingly, we recognized an impairment loss on full carrying amount of goodwill associated with this reporting unit in the amount of  $176 million ( $0.55 per diluted share), which had no tax effect.  We also impaired both the trade name and customer relationship intangible assets associated with this reporting unit and recorded impairments of  $31 million ( $20 million, or  $0.06 per diluted share, net of tax) and  $16 million ( $11 million, or  $0.04 per diluted share, net of tax), respectively.

Note 7 - Income Taxes	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Income Taxes

Note 7—Income Taxes

Overview—Transocean Ltd., a holding company and Swiss resident, is exempt from cantonal and communal income tax in Switzerland, but is subject to Swiss federal income tax.  At the federal level, qualifying net dividend income and net capital gains on the sale of qualifying investments in subsidiaries are exempt from Swiss federal income tax.  Consequently, Transocean Ltd. expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from Swiss federal income tax.

Our operations are conducted through our various subsidiaries in a number of countries throughout the world.  We have provided for income taxes based upon the tax laws and rates in the countries in which operations are conducted and income is earned.  The countries in which we operate have taxation regimes with varying nominal rates, deductions, credits and other tax attributes.  Consequently, there is little to no expected relationship between the provision for or benefit from income taxes and income or loss before income taxes.

Tax provision—The components of our provision (benefit) for income taxes are as follows (in millions):

	Years ended December 31,
	2009	2008	2007
		(As adjusted)
Current tax expense	$740	$735	$293
Deferred tax expense (benefit)	14	8	(40)
Income tax expense	$754	$743	$253

Effective tax rate	19.2%	15.6%	7.5%

A reconciliation of the differences between our income tax expense computed at the Swiss holding company statutory rate of 7.83 percent  and our reported provision for income taxes for the year ended December 31, 2009 is as follows (in millions):

Year ended December 31, 2009
Income tax expense at the federal statutory rate	$307
Taxes on earnings subject to rates greater than the Swiss rate	321
Changes in unrecognized tax benefits	135
Change in valuation allowance	46
Benefit from foreign tax credits	(49)
Other, net	(6)
Income tax expense	$754

For the years ended December 31, 2008 and 2007, our parent holding company was a Cayman Islands company and our earnings were not subject to income tax in the Cayman Islands because the country does not levy tax on corporate income.  As a result, we have not presented a reconciliation of the differences between the income tax provision computed at the statutory rate and the reported provision for income taxes for these periods.

We are subject to changes in tax laws, treaties and regulations in and between the countries in which we operate, or in which we are incorporated or resident.  A material change in these tax laws, treaties or regulations could result in a higher or lower effective tax rate on our worldwide earnings.

The significant components of deferred tax assets and liabilities are as follows (in millions):

	December 31,
	2009	2008
Deferred tax assets
Drilling contract intangibles	$14	$46
Net operating loss carryforwards	135	75
Tax credit carryforwards	29	40
Accrued payroll expenses not currently deductible	74	62
Deferred income	74	53
Other	29	13
Valuation allowance	(69)	(23)
Total deferred tax assets	286	266

Deferred tax liabilities
Depreciation and amortization	(863)	(795)
Drilling management services intangibles	(27)	(55)
Other	(18)	(19)
Total deferred tax liabilities	(908)	(869)

Net deferred tax liabilities	$(622)	$(603)

We have recognized deferred taxes related to the earnings of certain subsidiaries that are not permanently reinvested or that will not be permanently reinvested in the future.  Should our expectations change regarding the expected future tax consequences, we may be required to record additional deferred taxes that could have a material adverse effect on our consolidated statement of financial position, results of operations or cash flows.

We consider the earnings of certain of our subsidiaries to be indefinitely reinvested.  As such, we have not provided for taxes on these unremitted earnings.  At December 31, 2009, the amount of indefinitely reinvested earnings was approximately  $1.8 billion.  Should we make a distribution from the unremitted earnings of these subsidiaries, we would be subject to taxes payable to various jurisdictions.  We estimate taxes in the range of  $150 million to  $200 million would be payable upon distribution of all previously unremitted earnings at December 31, 2009.

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.  We provide a valuation allowance to offset deferred tax assets for net operating losses (“NOL”) incurred during the year in certain jurisdictions and for other deferred tax assets where, in our opinion, it is more likely than not that the financial statement benefit of these losses will not be realized.  We provide a valuation allowance for foreign tax credit carryforwards to reflect the possible expiration of these benefits prior to their utilization.  As of December 31, 2009, the valuation allowance for non-current deferred tax assets increased from  $23 million to  $69 million.  The increase resulted primarily from reassessments of valuation allowances against future operations in Brazil.  Our Brazilian NOL carryforwards do not expire.  As of December 31, 2008, the valuation allowance for non-current deferred tax assets decreased from  $29 million to  $23 million.  The decrease resulted primarily from reassessments of valuation allowances against deferred tax assets acquired in connection with the Merger, which did not impact the statement of operations.

Our U.K. NOL carryforwards do not expire.  The tax effect of the U.K. NOL carryforwards was  $19 million at December 31, 2009 and  $27 million at December 31, 2008.  We have generated additional NOL carryforwards in various worldwide tax jurisdictions.  Our U.S. foreign tax credit carryforwards of  $29 million will expire between 2015 and 2019.

On December 31, 2009, our unrecognized U.S. capital loss carryforward expired.  We did not recognize a deferred tax asset for the capital loss carryforward as it was not probable that we would realize the benefit of this tax attribute.  Our operations do not normally generate capital gain income, which is the only type of income that may be offset by capital losses.  Certain activities related to the TODCO tax sharing agreement also serve to increase or decrease the capital loss carryforward.

Tax returns—Our income tax returns are subject to review and examination in the various jurisdictions in which we operate.  We are currently contesting various tax assessments.  On January 1, 2007, we adopted amendments to the accounting standards related to accounting for uncertainty in income taxes which require us to accrue for income tax contingencies that we believe are more likely than not exposures.

The following is a reconciliation of our unrecognized tax benefits, excluding interest and penalties (in millions):

	Years ended December 31,
	2009	2008	2007
Balance, beginning of period	$372	$299	$219
Additions for current year tax positions	64	46	48
Additions for prior year tax positions	62	67	22
Unrecognized tax benefits assumed in connection with the Merger	—	—	42
Reductions for prior year tax positions	(22)	(36)	(6)
Settlements	(3)	(3)	(26)
Reductions related to statute of limitation expirations	(13)	(1)	—
Balance, end of period	$460	$372	$299

The liabilities related to our unrecognized tax benefits were comprised of the following (in millions):

	December 31,
	2009	2008
Unrecognized tax benefits, excluding interest and penalties	$460	$372
Interest and penalties	200	149
Unrecognized tax benefits, including interest and penalties	$660	$521

For the years ended December 31, 2009, 2008 and 2007, as a component of income tax expense, we recognized interest and penalties related to our unrecognized tax benefits of  $51 million,  $24 million and  $41 million, respectively.  If recognized,  $628 million of our unrecognized tax benefits, including interest and penalties, at December 31, 2009 would favorably impact our effective tax rate.

It is reasonably possible that our existing liabilities for unrecognized tax benefits may increase or decrease in the next twelve months primarily due to the progression of open audits or the expiration of statutes of limitation.  However, we cannot reasonably estimate a range of potential changes in our existing liabilities for unrecognized tax benefits due to various uncertainties, such as the unresolved nature of various audits.

We, or one of our subsidiaries, file federal and local tax returns in several jurisdictions throughout the world.  With few exceptions, we are no longer subject to examinations of our U.S. and non-U.S. tax matters for years prior to 1999.  The amount of current tax benefit recognized during the years ended December 31, 2009 and December 31, 2008 from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant.

Tax positions—With respect to our 2004 and 2005 U.S. federal income tax returns, the U.S. taxing authorities have withdrawn all of their previously proposed tax adjustments, except a claim regarding transfer pricing for certain charters of drilling rigs between our subsidiaries, reducing the total proposed adjustments to approximately  $79 million.  Such tax treatment with respect to 2004, 2005 or subsequent years’ activities would not result in a material adverse effect on our consolidated statement of financial position, results of operations or cash flows.  Although we believe our returns are materially correct, we have been unable to reach a resolution with the tax authorities and we expect the matter to proceed to litigation.

Norwegian civil tax and criminal authorities are investigating various transactions undertaken by our subsidiaries in 2001 and 2002 as well as the actions of our former external advisors on these transactions.  The authorities issued tax assessments of approximately  $269 million, plus interest, related to certain restructuring transactions, approximately  $71 million, plus interest, related to a 2001 dividend payment, approximately  $5 million, plus interest, related to foreign exchange deductions and approximately  $2 million, plus interest, related to dividend withholding tax.  We plan to appeal these tax assessments.  We may be required to provide some form of financial security, in an amount up to  $736 million, including interest and penalties, for these assessed amounts as this dispute is appealed and addressed by the Norwegian courts.  Furthermore, the authorities have also issued notification of their intent to issue a tax assessment of approximately  $173 million, plus interest, related to the migration of a subsidiary that was previously subject to tax in Norway.  The authorities have indicated that they plan to seek penalties of 60 percent on all matters.  We have and will continue to respond to all information requests from the Norwegian authorities.  We plan to vigorously contest any assertions by the Norwegian authorities in connection with the various transactions being investigated.

During the year ended December 31, 2009, our long-term liability for unrecognized tax benefits related to these Norwegian tax issues increased by  $35 million to  $181 million due to the accrual of interest and exchange rate fluctuations.  While we cannot predict or provide assurance as to the final outcome of these proceedings, we do not expect the ultimate resolution of these matters to have a material adverse effect on our consolidated financial position or results of operations, although it may have a material adverse effect on our consolidated cash flows.

Certain of our Brazilian income tax returns for the years 2000 through 2004 are currently under examination.  The Brazilian tax authorities have issued tax assessments totaling  $114 million, plus a 75 percent penalty of  $86 million and  $99 million of interest through December 31, 2009.  The U.S. dollar amount of the assessments decreased during 2008 due to foreign currency exchange rate fluctuations.  We believe our returns are materially correct as filed, and we are vigorously contesting these assessments.  We filed a protest letter with the Brazilian tax authorities on January 25, 2008, and we are currently engaged in the appeals process.

Note 8 - Earnings Per Share	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Earnings Per Share

Note 8—Earnings Per Share

The reconciliation of the numerator and denominator used for the computation of basic and diluted earnings per share is as follows (in millions, except per share data):

	Years ended December 31,
	2009		2008		2007
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Numerator for earnings per share			(As adjusted)
Net income attributable to controlling interest	$3,181	$3,181	$4,031	$4,031	$3,121	$3,121
Add back interest expense on convertible debentures	—	—	—	—	—	6
Undistributed net income allocable to participating securities	(18)	(18)	(10)	(10)	(7)	(7)
Net income attributable to shareholders	$3,163	$3,163	$4,021	$4,021	$3,114	3,120

Denominator for earnings per share
Weighted-average shares outstanding	320	320	318	318	214	214
Effect of dilutive securities:
Stock options and other share-based awards	—	1	—	2	—	3
Stock warrants and 1.5% convertible debentures	—	—	—	1	—	5
Weighted-average shares for per share calculation	320	321	318	321	214	222

Earnings per share	$9.87	$9.84	$12.63	$12.53	$14.58	$14.08

Shares subject to issuance pursuant to the conversion features of the 1.625% Series A, 1.50% Series B and 1.50% Series C Convertible Senior Notes did not have an effect on the dilution calculation for the periods presented.

Historical amounts have been adjusted to reflect our retrospective application of the accounting standards updates related to (a) convertible debt instruments that may be settled in cash upon conversion, (b) noncontrolling interests in subsidiaries and (c) earnings per share calculations considering participating securities.  See Note 3—New Accounting Pronouncements and Note 11—Debt.

Note 9 - Drilling Fleet Expansion and Dispositions	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Drilling Fleet Expansion and Dispositions

Note 9—Drilling Fleet Expansion and Dispositions

Drilling fleet expansion—Construction work in progress, recorded in property and equipment, was  $3.7 billion and  $4.5 billion at December 31, 2009 and 2008, respectively.  The following table presents actual capital expenditures and other capital additions, including capitalized interest, for our major construction and conversion projects for the four years ended December 31, 2009 (in millions):

	Years ended December 31,
	2009	2008	2007	2006	Total
		(As adjusted)
Petrobras 10000 (a) (b)	$735	$—	$—	$—	$735
Dhirubhai Deepwater KG2 (c)	371	91	179	—	641
Dhirubhai Deepwater KG1 (a) (c)	295	105	279	—	679
Discoverer India	291	250	—	—	541
Deepwater Champion (d)	263	155	109	—	527
Discoverer Inspiration	224	205	120	118	667
Discoverer Luanda (e)	220	208	107	—	535
Discoverer Americas (a)	148	167	195	116	626
Development Driller III (a) (d)	117	133	350	—	600
Discoverer Clear Leader (a)	115	107	195	214	631
Sedco 700-series upgrades (a)	71	124	250	146	591
Capitalized interest	182	147	77	16	422
Mobilization costs	155	—	—	—	155
Total	$3,187	$1,692	$1,861	$610	$7,350
______________________________
(a)	The accumulated construction costs of these rigs are no longer included in construction work in progress, as their construction or conversion projects had been completed as of December 31, 2009.
(b)
In June 2008, we reached an agreement with a joint venture formed by subsidiaries of Petrobras and Mitsui to acquire Petrobras 10000 under a capital lease contract.  In connection with the agreement, we agreed to provide assistance and advisory services for the construction of the rig and operating management services once the rig commenced operations.  On August 4, 2009, we accepted delivery of Petrobras 10000 and recorded non-cash additions of  $716 million to property and equipment, net, along with a corresponding increase to long-term debt.  Total capital additions include  $716 million in capital costs incurred by Petrobras and Mitsui for the construction of the drillship and  $19 million of other capital expenditures.  The capital lease agreement has a 20-year term, after which we will have the right and obligation to acquire the drillship for one dollar.  See Note 11—Debt and Note 16—Commitments and Contingencies.

(c)
The costs for Dhirubhai Deepwater KG1 and Dhirubhai Deepwater KG2 represent 100 percent of expenditures incurred prior to our investment in the joint venture ( $277 million and  $178 million, respectively) and 100 percent of expenditures incurred since our investment in the joint venture.  TPDI is responsible for these costs.  We hold a 50 percent interest in TPDI, and Pacific Drilling Limited holds the remaining 50 percent interest.

(d)
These costs include our initial investments in Development Driller III and Deepwater Champion of  $350 million and  $109 million, respectively, representing the estimated fair values of the rigs at the time of the Merger.

(e)
The costs for Discoverer Luanda represent 100 percent of expenditures incurred since inception.  ADDCL is responsible for these costs.  We hold a 65 percent interest in ADDCL, and Angco Cayman Limited holds the remaining 35 percent interest.

Dispositions—During the year ended December 31, 2009, we received net proceeds of  $18 million and recognized a net loss of  $9 million in connection with our sale of the Sedco 135-D and other unrelated property and equipment.  Additionally, in connection with the sales of our ownership interests in Caspian Drilling Company Limited and in Arab Drilling & Workover Company, we received net proceeds of  $42 million and recognized a net gain of  $30 million, recorded in other, net on our consolidated statements of operations.  See Note 26—Subsequent Events.

During 2008, we completed the sale of three of our Standard Jackups (GSF High Island VIII, GSF Adriatic III and GSF High Island I).  We received cash proceeds of  $320 million associated with the sales, which had no effect on earnings.

During 2007, we sold a Deepwater Floater (Peregrine I), a tender rig (Charley Graves) and a swamp barge (Searex VI).  We received net proceeds from these sales of  $344 million and recognized gains on the sales of  $264 million ( $261 million, or  $1.16 per diluted share, net of tax).

Note 10 - Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Goodwill and Other Intangible Assets

Note 10—Goodwill and Other Intangible Assets

Goodwill and other indefinite-lived intangible assets—The gross carrying amount of goodwill and accumulated impairment losses are as follows (in millions):

	December 31, 2009			December 31, 2008
	Gross carrying amount	Accumulated impairment	Net carrying amount	Gross carrying amount	Accumulated impairment	Net carrying amount
Contract drilling services	$10,626	$(2,494)	$8,132	$10,620	$(2,494)	$8,126
Drilling management services	176	(176)	—	176	(176)	—
Oil and gas properties	2	—	2	2	—	2
Total	$10,804	$(2,670)	$8,134	$10,798	$(2,670)	$8,128

The changes in carrying amount of our goodwill balance are as follows (in millions):

	Year ended December 31, 2009			Year ended December 31, 2008
	Balance at January 1	Net adjustment	Balance at December 31	Balance at January 1	Net adjustment (a)	Balance at December 31
Contract drilling services	$8,126	$6	$8,132	$8,020	$106	$8,126
Drilling management services	—	—	—	176	(176)	—
Oil and gas properties	2	—	2	23	(21)	2
Total	$8,128	$6	$8,134	$8,219	$(91)	$8,128
______________________________
(a)
The net adjustment represents an impairment of goodwill partially offset by additional goodwill recognized in connection with the completion of our purchase price allocation related to the Merger.  See Note 5—Business Combination and Note 6—Impairments.

In the Merger, we acquired the ADTI trade name, which we consider to be an indefinite-lived intangible asset.  The carrying value of the trade name is as follows (in millions):

	December 31, 2009			December 31, 2008
	Gross carrying amount	Accumulated impairment	Net carrying amount	Gross carrying amount	Accumulated impairment)	Net carrying amount
Trade name	$76	$(37)	$39	$76	$(31)	$45

Other definite-lived intangible assets—In connection with the Merger, we acquired certain definite-lived intangible assets, including drilling contract intangibles, drilling management customer relationships and drilling management contract backlog.  The carrying amount of definite-lived intangible assets and intangible liabilities are comprised of the following (in millions):

	December 31, 2009			December 31, 2008
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Drilling contract intangible assets	$191	$(168)	$23	$191	$(123)	$68
Customer relationships (a)	83	(19)	64	132	(11)	121
Contract backlog	—	—	—	16	(16)	—
Total intangible assets	$274	$(187)	$87	$339	$(150)	$189

Drilling contract intangible liabilities	$1,494	$(1,226)	$268	$1,494	$(901)	$593
______________________________
(a)      Gross carrying amount includes impairment losses of  $49 million and  $16 million in the years ended December 31, 2009 and 2008, respectively.  See Note 6—Impairments.

We recognize contract intangible revenues over nine years and amortize the balances using the straight-line method over the respective contract periods.  The customer relationships and contract backlog have definite lifespans over which we amortize using the straight-line method.  The customer relationships will be amortized over their useful lives of 15 years and recognized in operating and maintenance in our consolidated statements of operations.  The contract backlog was amortized over its useful life of three months and was fully amortized during the three months ended March 31, 2008.  The estimated net future amortization expense (income) related to intangible assets and liabilities as of December 31, 2009 is as follows (in millions):

	Drilling contract intangibles	Customer relationships	Amortization expense (income), net
Years ending December 31,
2010	$(98)	$5	$(93)
2011	(45)	5	(40)
2012	(42)	5	(37)
2013	(25)	5	(20)
2014	(15)	5	(10)
Thereafter	(20)	39	19
Total intangible assets and liabilities, net	$(245)	$64	$(181)

Note 11 - Debt	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Debt
Note 11—Debt

Debt, net of unamortized discounts, premiums and fair value adjustments, is comprised of the following (in millions):

	December 31,
	2009	2008
		(As adjusted)
ODL Loan Facility (a)	$10	$—
Commercial paper program (a) (b)	281	663
Term Loan due March 2010 (b)	—	2,000
6.625% Notes due April 2011 (b)	170	174
5% Notes due February 2013	247	248
5.25% Senior Notes due March 2013 (b)	496	499
TPDI Credit Facilities due June 2015 (a)	581	288
TPDI Notes due October 2017	148	111
ADDCL Credit Facilities due December 2017 (a)	454	280
6.00% Senior Notes due March 2018 (b)	997	997
7.375% Senior Notes due April 2018 (b)	247	247
GSF Explorer capital lease obligation due July 2026 (a)	15	16
8% Debentures due April 2027 (b)	57	57
7.45% Notes due April 2027 (b)	96	96
7% Senior Notes due June 2028	313	313
Petrobras 10000 capital lease obligation due August 2029 (a)	711	—
7.5% Notes due April 2031 (b)	598	598
1.625% Series A Convertible Senior Notes due December 2037 (a) (b)	1,261	2,070
1.50% Series B Convertible Senior Notes due December 2037 (b)	2,057	1,990
1.50% Series C Convertible Senior Notes due December 2037 (b)	1,979	1,911
6.80% Senior Notes due March 2038 (b)	999	999
Total debt	11,717	13,557
Less debt due within one year (a)	1,868	664
Total long-term debt	$9,849	$12,893
______________________________
(a)
The Overseas Drilling Limited (“ODL”) Loan Facility is classified as debt due within one year at December 31, 2009.  The commercial paper program is classified as debt due within one year at both December 31, 2009 and December 31, 2008.  The TPDI Credit Facilities and the ADDCL Credit Facilities had  $52 million and  $248 million, respectively, classified as debt due within one year at December 31, 2009.  The 1.625% Series A Convertible Senior Notes had  $1.3 billion classified as debt due within one year at December 31, 2009 since the holders have the option to require us to repurchase the notes in December 2010.  The GSF Explorer capital lease obligation had less than  $1 million classified as debt due within one year at both December 31, 2009 and December 31, 2008.  The Petrobras 10000 capital lease obligation had  $16 million classified as debt due within one year at December 31, 2009.

(b)
Transocean Inc., a wholly owned subsidiary of Transocean Ltd., is the issuer of the notes and debentures, which have been guaranteed by Transocean Ltd.  Transocean Ltd. has also guaranteed borrowings under the commercial paper program, the Term Loan and the Five-Year Revolving Credit Facility.  Transocean Ltd.’s guarantee of debt securities of Transocean Inc. is full and unconditional.  See Note 27—Supplementary Information – Condensed Consolidating Financial Information.

Scheduled maturities—In preparing the scheduled maturities of our debt, we assume the bondholders exercise their options to require us to repurchase the 1.625% Series A, 1.50% Series B and 1.50% Series C Convertible Senior Notes in December 2010, 2011 and 2012, respectively.  At December 31, 2009, the scheduled maturities of our debt were as follows (in millions):

Years ending December 31,
2010	$1,906
2011	2,479
2012	2,317
2013	870
2014	124
Thereafter	4,422
Total debt, excluding unamortized discounts, premiums and fair value adjustments	12,118
Total unamortized discounts, premiums and fair value adjustments	(401)
Total debt	$11,717

ODL Loan Facility—In December 2009, we amended our existing loan agreement with ODL, increasing the maximum borrowing amount from  $8 million to  $10 million.  ODL may demand repayment of the borrowings at any time upon written notice, five business days in advance.  Any amounts due to us from ODL may be offset against the borrowings at the time of repayment.  As of December 31, 2009,  $10 million was outstanding under the ODL Loan Facility.

Commercial paper program—We maintain a commercial paper program (the “Program”), which is supported by the Five-Year Revolving Credit Facility and under which we may, from time to time, issue privately placed, unsecured commercial paper notes up to a maximum aggregate outstanding amount of  $1.5 billion.  Proceeds from commercial paper issuance under the Program may be used for general corporate purposes.  At December 31, 2009,  $281 million was outstanding under the Program at a weighted-average interest rate of 0.4 percent.

Term Loan—In March 2008, Transocean Inc. entered into a term credit facility under the Term Credit Agreement dated March 13, 2008, as amended.  In 2008, Transocean Inc. borrowed  $2.0 billion under this facility, the maximum allowed under the Term Loan.  During the year ended December 31, 2009, Transocean Inc. repaid the borrowings under the Term Loan, terminated the facility and recognized a loss on retirement of debt in the amount of  $1 million.  See Note 12—Derivatives and Hedging.

6.625% Notes and 7.5% Notes—In April 2001, Transocean Inc. issued  $700 million aggregate principal amount of 6.625% Notes due April 2011 and  $600 million aggregate principal amount of 7.5% Notes due April 2031.  The indenture pursuant to which the notes were issued contains restrictions on creating liens, engaging in sale/leaseback transactions and engaging in merger, consolidation or reorganization transactions.  At December 31, 2009,  $166 million and  $600 million principal amount of the 6.625% Notes and 7.5% Notes, respectively, were outstanding.

Five-Year Revolving Credit Facility—We have a revolving credit facility subject to the Five-Year Revolving Credit Facility Agreement dated November 27, 2007, as amended (“Five-Year Revolving Credit Facility”).  We may borrow under the Five-Year Revolving Credit Facility at either (1) the adjusted London Interbank Offered Rate (“LIBOR”) plus a margin (the “Five-Year Revolving Credit Facility Margin”) based on our Debt Rating (based on our current Debt Rating, a margin of 1.1 percent) or (2) the Base Rate plus the Five-Year Revolving Credit Facility Margin, less one percent per annum.  Throughout the term of the Five-Year Revolving Credit Facility, we pay a facility fee on the daily amount of the underlying commitment, whether used or unused, which ranges from 0.10 percent to 0.30 percent (based on our Debt Rating) and was 0.15 percent at December 31, 2009.  The Five-Year Revolving Credit Facility may be prepaid in whole or in part without premium or penalty.  The Five-Year Revolving Credit Facility includes limitations on creating liens, incurring subsidiary debt, transactions with affiliates, sale/leaseback transactions, mergers and the sale of substantially all assets.  The Five-Year Revolving Credit Facility also includes covenants imposing a maximum debt to tangible capitalization ratio of 0.6 to 1.0.  Borrowings under the Five-Year Revolving Credit Facility are subject to acceleration upon the occurrence of events of default.  At December 31, 2009, we had  $81 million in letters of credit issued and outstanding and no borrowings outstanding under the Five-Year Revolving Credit Facility.

5% Notes and 7% Notes—Two of our wholly-owned subsidiaries are the obligors on the 5% Notes due 2013 (the “5% Notes”) and the 7% Notes due 2028 (the “7% Notes”), and we have not guaranteed either obligation.  The respective obligor may redeem the 5% Notes and the 7% Notes in whole or in part at a price equal to 100 percent of the principal amount plus accrued and unpaid interest, if any, and a make-whole premium.  The indentures related to the 5% Notes and the 7% Notes contain limitations on creating liens and sale/leaseback transactions.  At December 31, 2009,  $250 million and  $300 million aggregate principal amount of the 5% Notes and the 7% Notes, respectively, remained outstanding.  See Note 12—Derivatives and Hedging.

5.25%, 6.00% and 6.80% Senior Notes—In December 2007, Transocean Inc. issued  $500 million aggregate principal amount of 5.25% Senior Notes due March 2013 (the “5.25% Senior Notes”),  $1.0 billion aggregate principal amount of 6.00% Senior Notes due March 2018 (the “6.00% Senior Notes”) and  $1.0 billion aggregate principal amount of 6.80% Senior Notes due March 2038 (the “6.80% Senior Notes”).  Transocean Inc. may redeem some or all of the notes at any time, at a redemption price equal to 100 percent of the principal amount plus accrued and unpaid interest, if any, and a make-whole premium.  The indenture pursuant to which the notes were issued contains restrictions on creating liens, engaging in sale/leaseback transactions and engaging in merger, consolidation or reorganization transactions.  At December 31, 2009,  $500 million,  $1 billion and  $1 billion principal amount of the 5.25% Senior Notes, the 6.00% Senior Notes and the 6.80% Senior Notes, respectively, were outstanding.  See Note 12—Derivatives and Hedging.

TPDI Credit Facilities—TPDI has a bank credit agreement for a  $1.265 billion secured credit facility (the “TPDI Credit Facilities”), comprised of a  $1.0 billion senior term loan, a  $190 million junior term loan and a  $75 million revolving credit facility, which was established to finance the construction of and is secured by Dhirubhai Deepwater KG1 and Dhirubhai Deepwater KG2.  One of our subsidiaries participates in the senior and junior term loans with a 50 percent commitment totaling  $595 million in the aggregate.  The TPDI Credit Facilities bear interest at LIBOR plus the applicable margin of 1.60 percent until acceptance of Dhirubhai Deepwater KG2, which is expected to be in the first quarter of 2010.  Subsequently, the TPDI Credit Facilities will bear interest at a rate of 1.45 percent for the senior term loan and the revolving credit facility and 2.25 percent for the junior term loan.  The senior term loan requires quarterly payments with a final payment on the earlier of (1) June 2015 or (2) the fifth anniversary of the acceptance date of the Dhirubhai Deepwater KG2.  The junior term loan is due in full on the earlier of (1) June 2015 and (2) the fifth anniversary of the acceptance date of the Dhirubhai Deepwater KG2.  The TPDI Credit Facilities may be prepaid in whole or in part without premium or penalty.  The TPDI Credit Facilities have covenants that require TPDI to maintain a minimum cash balance and available liquidity, a minimum debt service ratio and a maximum leverage ratio.  At December 31, 2009,  $1.1 billion was outstanding under the TPDI Credit Facilities, of which  $564 million was due to one of our subsidiaries and was eliminated in consolidation.  The weighted-average interest rate of the TPDI Credit Facilities on December 31, 2009 was 3.9 percent.

TPDI Notes—TPDI has issued promissory notes payable to Pacific Drilling and one of our subsidiaries (the “TPDI Notes”).  The TPDI Notes bear interest at LIBOR plus the applicable margin of 2 percent and have maturities through October 2019.  As of December 31, 2009,  $296 million in promissory notes remained outstanding,  $148 million of which was due to one of our subsidiaries and has been eliminated in consolidation, bearing interest at a weighted-average interest rate of 2.8 percent.

ADDCL Credit Facilities—ADDCL has a senior secured bank credit agreement for a credit facility (the “ADDCL Primary Loan Facility”) comprised of Tranche A, Tranche B and Tranche C for  $215 million,  $270 million and  $399 million, respectively, which was established to finance the construction of and is secured by Discoverer Luanda.  Tranche A and Tranche B are provided by external lenders, and borrowings under these tranches bear interest at LIBOR plus the applicable margin of 0.425 percent until the first well commencement date, currently expected to be in the third quarter of 2010, following which the borrowings outstanding under Tranche A will bear interest at LIBOR plus the applicable margin of 0.725 percent.  Tranche A requires semi-annual payments beginning six months after the rig’s first well commencement date and matures in December 2017.  Tranche B matures upon customer acceptance of the rig and is expected to be repaid with borrowings under Tranche C.  Tranche C is provided by one of our subsidiaries that has also agreed to provide financial security for borrowings under Tranche A and Tranche B until customer acceptance of Discoverer Luanda.  Tranche C is subordinate to Tranche A and Tranche B, and borrowings under Tranche C will be eliminated in consolidation.  The ADDCL Primary Loan Facility contains covenants that require ADDCL to maintain certain cash balances to service the debt and also limits ADDCL’s ability to incur additional indebtedness, to acquire assets, or to make distributions or other payments.  At December 31, 2009,  $193 million and  $235 million were outstanding under Tranche A and Tranche B, respectively, both at a weighted-average interest rate of 0.7 percent.

Additionally, ADDCL has a secondary bank credit agreement for a  $90 million credit facility (the “ADDCL Secondary Loan Facility”), for which one of our subsidiaries provides 65 percent of the total commitment.  The facility bears interest at LIBOR plus the applicable margin, ranging from 3.125 percent to 5.125 percent, depending on certain milestones.  The ADDCL Secondary Loan Facility is payable in full on the earlier of (1) 90 days after the fifth anniversary of the first well commencement or (2) December 2015, and it may be prepaid in whole or in part without premium or penalty.  At December 31, 2009,  $74 million was outstanding under the ADDCL Secondary Loan Facility, of which  $48 million was provided by one of our subsidiaries and has been eliminated in consolidation.  At December 31, 2009, the weighted average interest rate was 3.4 percent.

7.375% Senior Notes—In March 2002, we completed an exchange offer and consent solicitation for TODCO’s 7.375% Senior Notes (the “Exchange Offer”).  As a result of the Exchange Offer, we issued  $247 million principal amount of our 7.375% Senior Notes.  The indenture pursuant to which the 7.375% Senior Notes were issued contains restrictions on creating liens, engaging in sale/leaseback transactions and engaging in merger, consolidation or reorganization transactions.  At December 31, 2009,  $247 million principal amount of the 7.375% Senior Notes were outstanding.

Petrobras 10000 capital lease obligation—On August 4, 2009, we accepted delivery of Petrobras 10000 and recorded non-cash additions of  $716 million to property and equipment, net along with a corresponding increase to long-term debt.  Total capital costs incurred by the lessor, Petrobras and Mitsui, for the construction of the drillship were  $716 million.  The capital lease agreement has an implicit interest rate of 7.8 percent with scheduled monthly payments of  $6 million through August 2029, after which we will have the right and obligation to acquire the drillship from the lessor for one dollar.  See Note 9—Drilling Fleet Expansion and Dispositions and Note 16—Commitments and Contingencies.

GSF Explorer capital lease obligation—GSF Explorer is subject to a capital lease agreement, which has an implicit interest rate of 9.8 percent with scheduled monthly payments totaling  $2 million annually through July 2026.  See Note 16—Commitments and Contingencies.

7.45% Notes and 8% Debentures—In April 1997, a predecessor of Transocean Inc. issued  $100 million aggregate principal amount of 7.45% Notes due April 2027 (the “7.45% Notes”) and  $200 million aggregate principal amount of 8% Debentures due April 2027 (the “8% Debentures”).  The 7.45% Notes and the 8% Debentures are redeemable at any time at Transocean Inc.’s option subject to a make-whole premium.  The indenture pursuant to which the 7.45% Notes and the 8% Debentures were issued contains restrictions on creating liens, engaging in sale/leaseback transactions and engaging in merger, consolidation or reorganization transactions.  At December 31, 2009,  $100 million and  $57 million principal amount of the 7.45% Notes and the 8% Debentures, respectively, were outstanding.

1.625% Series A, 1.50% Series B and 1.50% Series C Convertible Senior Notes—In December 2007, we issued  $2.2 billion aggregate principal amount of 1.625% Series A Convertible Senior Notes due December 2037 (the “Series A Notes”),  $2.2 billion aggregate principal amount of 1.50% Series B Convertible Senior Notes due December 2037 (the “Series B Notes”) and  $2.2 billion aggregate principal amount of 1.50% Series C Convertible Senior Notes due December 2037 (the “Series C Notes,” and together with the Series A and Series B Notes, the “Convertible Senior Notes”).  The Convertible Senior Notes may be converted under the circumstances specified below at a rate of 5.9310 shares per  $1,000 note, subject to adjustments upon the occurrence of certain events.  Upon conversion, we will deliver, in lieu of shares, cash up to the aggregate principal amount of notes to be converted and shares in respect of the remainder, if any, of our conversion obligation.  In addition, if certain fundamental changes occur on or before December 20, 2010, with respect to Series A Notes, December 20, 2011, with respect to Series B Notes or December 20, 2012, with respect to Series C Notes, we will, in some cases, increase the conversion rate for a holder electing to convert notes in connection with such fundamental change.  We may redeem some or all of the notes at any time after December 20, 2010, in the case of the Series A Notes, December 20, 2011, in the case of the Series B Notes and December 20, 2012, in the case of the Series C Notes, in each case at a redemption price equal to 100 percent of the principal amount plus accrued and unpaid interest, if any.  Holders of the Series A Notes and Series B Notes have the right to require us to repurchase their notes on December 15, 2010 and December 15, 2011, respectively.  In addition, holders of any series of notes will have the right to require us to repurchase their notes on December 14, 2012, December 15, 2017, December 15, 2022, December 15, 2027 and December 15, 2032, and upon the occurrence of a fundamental change, at a repurchase price in cash equal to 100 percent of the principal amount of the notes to be repurchased plus accrued and unpaid interest, if any.  At December 31, 2009,  $1.3 billion,  $2.2 billion and  $2.2 billion principal amount of each of the Series A Notes, Series B Notes and Series C Notes were outstanding, respectively.

Holders may convert their notes only under the following circumstances: (1) during any calendar quarter after March 31, 2008 if the last reported sale price of our shares for at least 20 trading days in a period of 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130 percent of the conversion price, (2) during the five business days after the average trading price per  $1,000 principal amount of the notes is equal to or less than 98 percent of the average conversion value of such notes during the preceding five trading-day period as described herein, (3) during specified periods if specified distributions to holders of our shares are made or specified corporate transactions occur, (4) prior to the close of business on the business day preceding the redemption date if the notes are called for redemption or (5) on or after September 15, 2037 and prior to the close of business on the business day prior to the stated maturity of the notes.  As of December 31, 2009, no shares were issuable upon conversion of any series of the Convertible Senior Notes since the closing price per share did not exceed the conversion price of  $168.61 during the previous 30 trading days.

The carrying amounts of the liability components of the Convertible Senior Notes were as follows (in millions):

	December 31, 2009			December 31, 2008
	Principal amount	Unamortized discount	Carrying amount	Principal amount	Unamortized discount	Carrying amount
Carrying amount of liability component
Series A Convertible Senior Notes due 2037	$1,299	$(38)	$1,261	$2,200	$(130)	$2,070
Series B Convertible Senior Notes due 2037	2,200	(143)	2,057	2,200	(210)	1,990
Series C Convertible Senior Notes due 2037	2,200	(221)	1,979	2,200	(289)	1,911

The carrying amounts of the equity components of the Convertible Senior Notes were as follows (in millions):

	December 31,
	2009	2008
Carrying amount of equity component
Series A Convertible Senior Notes due 2037	$215	$193
Series B Convertible Senior Notes due 2037	275	275
Series C Convertible Senior Notes due 2037	352	352

Including the amortization of the unamortized discount, the effective interest rates were 4.88 percent for the Series A Notes, 5.08 percent for the Series B Notes, and 5.28 percent for the Series C Notes.  At December 31, 2009, the remaining period over which the discount will be amortized is 0.9 years for the Series A Notes, 1.9 years for the Series B Notes and 2.9 years for the Series C Notes.  Interest expense, excluding amortization of debt issue costs, was as follows (in millions):

	Years ended December 31,
	2009	2008	2007
Interest expense
Series A Convertible Senior Notes due 2037	$85	$97	$5
Series B Convertible Senior Notes due 2037	100	97	5
Series C Convertible Senior Notes due 2037	100	97	5

During the year ended December 31, 2009, we repurchased an aggregate principal amount of  $901 million of the 1.625% Series A Notes for an aggregate cash payment of  $865 million.  We recognized a loss of  $28 million associated with the debt component of the instrument and recorded additional paid-in capital of  $22 million associated with the equity component of the instrument.

Transition accounting—The following presents the incremental effect on our consolidated statement of operations upon our adoption of an accounting standards update, effective January 1, 2009 (see Note 3—New Accounting Pronouncements), related to convertible debt instruments that may be settled in cash upon conversion on our consolidated statement of operations for the years ended December 31, 2008 and 2007 (in millions, except per share data):

	Year ended December 31, 2008			Year ended December 31, 2007
	Prior to adoption	Effect of adoption	As adjusted	Prior to adoption	Effect of adoption	As adjusted
Interest expense, net of amounts capitalized	$(469)	$(171)	$(640)	$(172)	$(10)	$(182)
Income before income tax expense	4,943	(171)	4,772	3,384	(10)	3,374
Net income (a)	4,200	(171)	4,029	3,131	(10)	3,121
Net income attributable to controlling interest (a)	$4,202	$(171)	$4,031	$3,131	$(10)	$3,121
Earnings per share (b)
Basic	$13.20	$(0.54)	$12.66	$14.65	$(0.04)	$14.61
Diluted	$13.09	$(0.53)	$12.56	$14.14	$(0.04)	$14.10
______________________________
(a)	As adjusted for our adoption of the accounting standards update related to noncontrolling interest. See Note 3—New Accounting Pronouncements.
(b)	Excludes the effect of our adoption of the accounting standards update related to participating securities. See Note 3—New Accounting Pronouncements.

The following table presents the incremental effect on our consolidated balance sheet upon our adoption of the accounting standards update regarding convertible debt instruments on our consolidated balance sheet as of December 31, 2008 (in millions):

	December 31, 2008
	Prior to adoption	Effect of adoption	As adjusted
Property and equipment	$25,802	$34	$25,836
Property and equipment, net	20,827	34	20,861
Other assets	867	(23)	844
Total assets	$35,171	$11	$35,182

Long-term debt	$13,522	$(629)	$12,893
Total long-term liabilities	15,943	(629)	15,314
Additional paid-in capital	6,492	821	7,313
Retained earnings	6,008	(181)	5,827
Total controlling interest shareholders’ equity (a)	16,524	640	17,164
Total equity (a)	16,527	640	17,167
Total liabilities and equity	$35,171	$11	$35,182
______________________________
(a)	As adjusted for our adoption of the accounting standards update related to noncontrolling interest. See Note 3—New Accounting Pronouncements.

Property and equipment increased  $34 million due to increased capitalization of interest related to our construction in progress, which resulted from the higher effective interest rates on the Convertible Senior Notes following our adoption of the accounting standards update regarding convertible debt instruments.

Debt issue costs, recorded in other assets, decreased  $23 million, representing the cumulative adjustment caused by increased amortization recognized in interest expense for the two years ended December 31, 2008 due to the reduced recognition period required by the accounting standards update regarding convertible debt instruments and the portion of debt issue costs reclassified to additional paid-in capital.

Note 12 - Derivatives and Hedging	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Derivatives and Hedging

Note 12—Derivatives and Hedging

Cash flow hedges—We recognize the gains and losses associated with the ineffective portion of the hedges in interest expense in the period in which they are realized.  During the year ended December 31, 2009, TPDI entered into interest rate swaps, which have been designated and have qualified as a cash flow hedge, to reduce the variability of cash interest payments associated with the variable-rate borrowings under the TPDI Credit Facilities.  The notional value increased proportionately with the forecasted borrowings under the TPDI Credit Facilities to a maximum amount of  $1.190 billion, of which  $595 million is attributable to one of our subsidiaries.  As of December 31, 2009, the aggregate notional value had increased to its maximum amount and the intercompany balances attributable to our subsidiary have been eliminated in consolidation.  Under the interest rate swaps, TPDI receives interest at three-month LIBOR and pays interest at a weighted-average fixed rate of 2.3 percent during the expected term of the TPDI Credit Facilities.  At December 31, 2009, the weighted-average variable interest rate was 3.9 percent, and the carrying value represented an asset measured at a fair value of  $4 million, with  $5 million recorded in other assets and less than  $1 million recorded in other long-term liabilities, with a corresponding decrease to accumulated other comprehensive loss on our consolidated balance sheet.  During the year ended December 31, 2009, the ineffective portion recorded in interest expense was less than  $1 million.

In February 2009, Transocean Inc. entered into interest rate swaps with an aggregate notional value of  $1 billion, which were designated and qualified as a cash flow hedge, to reduce the variability of our cash interest payments on the borrowings under the Term Loan.  Under the interest rate swaps, Transocean Inc. received interest at one-month LIBOR and paid interest at a fixed rate of 0.768 percent over the six-month period ended August 6, 2009.  Upon their stated maturity, Transocean Inc. settled these interest rate swaps with no gain or loss recognized.  No ineffectiveness was recorded in interest expense.

Fair value hedges—In September 2009, Transocean Inc. and Transocean Worldwide Inc. entered into interest rate swaps, which are designated and have qualified as a fair value hedge, to reduce our exposure to changes in the fair values of our 5.25% Senior Notes and our 5.00% Notes, respectively.  The interest rate swaps have aggregate notional values of  $500 million and  $250 million, respectively, equal to the face values of the hedged instruments.  The hedging relationship qualifies for and we have applied the shortcut method of accounting, under which the interest rate swaps are considered to have no ineffectiveness and no ongoing assessment of effectiveness is required.  Through the stated maturities of the interest rate swaps, which coincide with those of the hedged instruments, we receive semi-annual interest at a fixed rate equal to that of the underlying debt instrument and pay variable interest semi-annually at three-month LIBOR plus a margin.  At December 31, 2009, the weighted-average variable interest rate was 3.43 percent and the carrying value of the interest rate swaps represented a liability measured at a fair value of  $4 million, recorded in other long-term liabilities on our consolidated balance sheet, with a corresponding decrease in the carrying value of the underlying debt instrument.

In June 2001, we entered into interest rate swaps, which were designated and qualified as a fair value hedge, to reduce our exposure to changes in the fair value of our 6.625% Notes.  The interest rate swaps had an aggregate notional value of  $700 million, equal to the face value of the hedge instrument.  In January 2003, we terminated the outstanding interest rate swaps and recorded a fair value adjustment of  $174 million to the carrying value of the 6.625% Notes.  We amortize this amount as a reduction to interest expense over the remaining life of the underlying debt.  During the years ended December 31, 2009, 2008 and 2007 such reduction amounted to  $4 million ( $0.01 per diluted share) for each year.  At December 31, 2009 and 2008, the remaining unamortized balance was  $5 million and  $8 million, respectively.

We did not have any outstanding fair value hedges during the year ended December 31, 2008.

Note 13 - Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Fair Value of Financial Instruments

Note 13—Fair Value of Financial Instruments

We estimate the fair value of each class of financial instruments, for which estimating fair value is practicable, by applying the following methods and assumptions:

Cash and cash equivalents—The carrying amount approximates fair value because of the short maturities of those instruments.

Accounts receivable—The carrying amount, net of valuation allowance, approximates fair value because of the short maturities of those instruments.

Short-term investments—The carrying amount represents the estimated fair value, measured using (a) quoted prices for identical instruments in active markets and (b) pricing data that are representative of quoted prices for similar instruments in active markets or identical instruments in less active markets.  Our short-term investments include investments in The Reserve International Liquidity Fund Ltd. and The Reserve Primary Fund.  As of December 31, 2009, the carrying value of our short-term investments was  $38 million.

Debt—The fair value of our fixed-rate debt is measured using quoted prices for identical instruments in active markets.  Our variable-rate debt is included in the fair values stated below at its carrying value since the short-term interest rates cause the face value to approximate its fair value.  The TPDI Notes and ODL Loan Facility are included in the fair values stated below at their aggregate carrying value of  $158 million and  $111 million at December 31, 2009 and 2008, respectively, since there is no available market price for such related-party debts (see Note 24—Related Party Transactions).  The carrying values and estimated fair values of our long-term debt, including debt due within one year, were as follows (in millions):

	December 31, 2009		December 31, 2008
	Carrying value	Fair value	Carrying value	Fair value
			(As adjusted)
Long-term debt, including current maturities	$11,717	$12,396	$13,557	$12,838

Derivative instruments—The carrying amount of our derivative instruments represents the estimated fair value, measured using pricing data, including quoted prices and other observable market data, for the instruments.  As of December 31, 2009, the carrying value of our derivative instruments was  $5 million recorded in other assets and in other long-term liabilities on our consolidated balance sheet.  We did not have any derivative instruments outstanding as of December 31, 2008.

Note 14 - Financial Instruments and Risk Concentration	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Financial Instruments and Risk Concentration

Note 14—Financial Instruments and Risk Concentration

Interest rate risk—Financial instruments that potentially subject us to concentrations of interest rate risk include our cash equivalents, short-term investments, debt and capital lease obligations.  We are exposed to interest rate risk related to our cash equivalents and short-term investments, as the interest income earned on these investments changes with market interest rates.  Floating rate debt, where the interest rate can be adjusted every year or less over the life of the instrument, exposes us to short-term changes in market interest rates.  Fixed rate debt, where the interest rate is fixed over the life of the instrument and the instrument’s maturity is greater than one year, exposes us to changes in market interest rates when we refinance maturing debt with new debt.

From time to time, we may use interest rate swap agreements to manage the effect of interest rate changes on future income.  These derivatives are used as hedges and are not used for speculative or trading purposes.  Interest rate swaps are designated as a hedge of underlying future interest payments.  These agreements involve the exchange of amounts based on variable interest rates and amounts based on a fixed interest rate over the life of the agreement without an exchange of the notional amount upon which the payments are based.  The interest rate differential to be received or paid on the swaps is recognized over the lives of the swaps as an adjustment to interest expense.  Gains and losses on terminations of interest rate swap agreements are deferred and recognized as an adjustment to interest expense over the remaining life of the underlying debt.  In the event of the early retirement of a designated debt obligation, any realized or unrealized gain or loss from the swap would be recognized in income.

Foreign exchange risk—Our international operations expose us to foreign exchange risk.  This risk is primarily associated with compensation costs denominated in currencies other than the U.S. dollar, which is our functional currency, and with purchases from foreign suppliers.  We use a variety of techniques to minimize the exposure to foreign exchange risk, including customer contract payment terms and, from time to time, the use of foreign exchange derivative instruments.

Our primary foreign exchange risk management strategy involves structuring customer contracts to provide for payment in both U.S. dollars and local currency.  The payment portion denominated in local currency is based on anticipated local currency requirements over the contract term.  Due to various factors, including customer acceptance, local banking laws, other statutory requirements, local currency convertibility and the impact of inflation on local costs, actual foreign exchange needs may vary from those anticipated in the customer contracts, resulting in partial exposure to foreign exchange risk.  Fluctuations in foreign currencies typically have not had a material impact on overall results.  In situations where payments of local currency do not equal local currency requirements, we may use foreign exchange derivative instruments, specifically foreign exchange forward contracts, or spot purchases, to mitigate foreign currency risk.  A foreign exchange forward contract obligates us to exchange predetermined amounts of specified foreign currencies at specified exchange rates on specified dates or to make an equivalent U.S. dollar payment equal to the value of such exchange.

We do not enter into derivative transactions for speculative purposes.  Gains and losses on foreign exchange derivative instruments that qualify as accounting hedges are deferred as other comprehensive income and recognized when the underlying foreign exchange exposure is realized.  Gains and losses on foreign exchange derivative instruments that do not qualify as hedges for accounting purposes are recognized currently based on the change in market value of the derivative instruments.  At December 31, 2009 and 2008, we had no outstanding foreign exchange derivative instruments.

Credit risk—Financial instruments that potentially subject us to concentrations of credit risk are primarily cash and cash equivalents, short-term investments and trade receivables.  It is our practice to place our cash and cash equivalents in time deposits at commercial banks with high credit ratings or mutual funds, which invest exclusively in high quality money market instruments.  We limit the amount of exposure to any one institution and do not believe we are exposed to any significant credit risk.

We derive the majority of our revenue from services to international oil companies, government-owned and government-controlled oil companies.  Receivables are dispersed in various countries.  See Note 23—Segments, Geographical Analysis and Major Customers.  We maintain an allowance for doubtful accounts receivable based upon expected collectability and establish reserves for doubtful accounts on a case-by-case basis when we believe the required payment of specific amounts owed to us is unlikely to occur.  Although we have encountered isolated credit problems with independent oil companies, we are not aware of any significant credit risks relating to our customer base and do not generally require collateral or other security to support customer receivables.

Labor agreements—We require highly skilled personnel to operate our drilling units.  We conduct extensive personnel recruiting, training and safety programs.  At December 31, 2009, we had approximately 19,300 employees, and we had engaged approximately 2,200 persons through contract labor providers.  Some of our employees working in Angola, the U.K. and Norway, are represented by, and some of our contracted labor work under, collective bargaining agreements.  Many of these represented individuals are working under agreements that are subject to ongoing salary negotiation in 2010.  These negotiations could result in higher personnel expenses, other increased costs or increased operation restrictions as the outcome of such negotiations apply to all offshore employees not just the union members.

Additionally, the unions in the U.K. sought an interpretation of the application of the Working Time Regulations to the offshore sector.  The Employment Tribunal issued its decision in favor of the unions and held, in part, that offshore workers are entitled to 28 days of annual leave.  Such decision has been overturned on appeal by the Employment Appeal Tribunal, but the unions have appealed this decision to the Court of Session for a hearing in June 2010.  The application of the Working Time Regulations to the offshore sector could result in higher labor costs and could undermine our ability to obtain a sufficient number of skilled workers in the U.K. Legislation has been introduced in the U.S. Congress that could encourage additional unionization efforts in the U.S., as well as increase the chances that such efforts succeed.  Additional unionization efforts, if successful, new collective bargaining agreements or work stoppages could materially increase our labor costs and operating restrictions.

Note 15 - Postemployment Benefit Plans	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Postemployment Benefit Plans

Note 15—Postemployment Benefit Plans

Defined benefit pension plans and other postretirement benefit plans

Overview—Effective January 1, 2009, following mergers of existing plans with similar characteristics, we maintain a single qualified defined benefit pension plan in the U.S. (the “U.S. Plan”) and a single funded supplemental benefit plan (the “Supplemental Plan”).  The U.S. Plan covers substantially all U.S. employees, and the Supplemental Plan, along with two other unfunded supplemental benefit plans (the “Other Supplemental Plans”), provide certain eligible employees with benefits in excess of those allowed under the U.S. Plan.  Additionally, we maintain two funded and two unfunded defined benefit plans (collectively, the “Frozen Plans”) that we assumed in connection with our mergers with GlobalSantaFe and R&B Falcon, all of which were frozen prior to the respective mergers and for which benefits no longer accrue but the pension obligations have not been fully distributed.  We refer to the U.S. Plan, the Supplemental Plan, the Other Supplemental Plans and the Frozen Plans, collectively, as the “U.S. Plans.”

We maintain a defined benefit plan in the U.K. (the “U.K. Plan”) covering certain current and former employees in the U.K.  We also provide several funded defined benefit plans, primarily group pension schemes with life insurance companies, and two unfunded plans, covering our eligible Norway employees and former employees (the “Norway Plans”).  We also maintain unfunded defined benefit plans (the “Other Plans”) that provide retirement and severance benefits for certain of our Indonesian, Nigerian and Egyptian employees.  We refer to the U.K. Plan, the Norway Plans and the Other Plans, collectively, as the “Non-U.S. Plans.”

We refer to the U.S. Plans and the Non-U.S. Plans, collectively, as the “Transocean Plans”.  Additionally, we have several unfunded contributory and noncontributory other postretirement employee benefits plans (the “OPEB Plans”) covering substantially all of our U.S. employees.

Assumptions—The following are the weighted-average assumptions used to determine benefit obligations:

	December 31, 2009			December 31, 2008
	U.S. Plans	Non-U.S. Plans	OPEB Plans	U.S. Plans	Non-U.S. Plans	OPEB Plans
Discount rate	5.84%	5.59%	5.52%	5.40%	6.06%	5.35%
Compensation trend rate	4.21%	4.73%	n/a	4.21%	4.54%	n/a

The following are the weighted-average assumptions used to determine net periodic benefit costs:

	December 31, 2009			December 31, 2008			December 31, 2007
	U.S. Plans	Non-U.S. Plans	OPEB Plans	U.S. Plans	Non-U.S. Plans	OPEB Plans	U.S. Plans	Non-U.S. Plans	OPEB Plans
Discount rate	5.41%	6.06%	5.34%	6.14%	5.97%	5.96%	5.95%	5.83%	5.80%
Expected rate of return	8.50%	6.59%	n/a	8.50%	7.16%	n/a	9.00%	7.12%	n/a
Compensation trend rate	4.21%	4.55%	n/a	4.57%	4.64%	n/a	4.58%	4.47%	n/a
Health care cost trend rate
–initial	n/a	n/a	8.99%	n/a	n/a	8.55%	n/a	n/a	9.73%
–ultimate	n/a	n/a	5.00%	n/a	n/a	5.00%	n/a	n/a	5.00%
______________________________
“n/a” means not applicable.

Funded status—The changes in projected benefit obligation, plan assets and funded status and the amounts recognized on our consolidated balance sheets are shown in the table below (in millions):

	Year ended December 31, 2009				Year ended December 31, 2008
	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total
Change in projected benefit obligation
Projected benefit obligation, beginning of period	$900	$250	$64	$1,214	$758	$307	$55	$1,120
Plan amendments	—	—	5	5	(11)	—	—	(11)
Actuarial (gains) losses, net	(31)	86	(16)	39	148	—	9	157
Service cost	44	18	1	63	30	16	1	47
Interest cost	50	17	3	70	47	17	3	67
Foreign currency exchange rate	—	40	—	40	—	(85)	—	(85)
Benefits paid	(32)	(11)	(4)	(47)	(74)	(8)	(5)	(87)
Participant contributions	—	2	1	3	—	3	1	4
Special termination benefits	—	—	—	—	3	—	—	3
Settlements and curtailments	1	1	—	2	(1)	—	—	(1)
Projected benefit obligation, end of period	$932	$403	$54	$1,389	$900	$250	$64	$1,214

Change in plan assets
Fair value of plan assets, beginning of period	$455	$208	$—	$663	$632	$307	$—	$939
Actual return on plan assets	121	31	—	152	(163)	(33)	—	(196)
Foreign currency exchange rate changes	—	31	—	31	—	(75)	—	(75)
Employer contributions	50	20	3	73	60	14	4	78
Participant contributions	—	2	1	3	—	3	1	4
Benefits paid	(32)	(11)	(4)	(47)	(74)	(8)	(5)	(87)
Fair value of plan assets, end of period	$594	$281	$—	$875	$455	$208	$—	$663

Funded status, end of period	$(338)	$(122)	$(54)	$(514)	$(445)	$(42)	$(64)	$(551)

Balance sheet classification, end of period:
Accrued pension liability, current	$5	$2	$3	$10	$7	$—	$3	$10
Accrued pension liability, non-current	333	120	51	504	438	42	61	541
Accumulated other comprehensive income (loss) (a)	(264)	(117)	2	(379)	(390)	(42)	(8)	(440)
______________________________
(a)	Amounts are before income tax effect.

The aggregate projected benefit obligation and fair value of plan assets for plans with a projected benefit obligation in excess of plan assets are as follows (in millions):

	December 31, 2009				December 31, 2008
	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total
Projected benefit obligation	$932	$403	$54	$1,389	$900	$250	$64	$1,214
Fair value of plan assets	594	281	—	875	455	208	—	663

The accumulated benefit obligation for all defined benefit pension plans was  $1.1 billion and  $983 million at December 31, 2009 and 2008, respectively.  The aggregate accumulated benefit obligation and fair value of plan assets for plans with an accumulated benefit obligation in excess of plan assets are as follows (in millions):

	December 31, 2009				December 31, 2008
	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total
Accumulated benefit obligation	$789	$344	$54	$1,187	$763	$164	$64	$991
Fair value of plan assets	594	281	—	875	455	152	—	607

Plan assets—We periodically review our investment policies, plan assets and asset allocation strategies to evaluate performance relative to specified objectives.  In determining our asset allocation strategies, we review models presenting many different asset allocation scenarios to assess the most appropriate target allocation expected to produce long-term gains without taking on undue risk.  As of December 31, 2009, our actual and targeted weighted-average asset allocations for funded Transocean Plans by asset category were as follows (in millions):

	December 31, 2009
	U.S. Plans			Non-U.S. Plans
Asset category	Value (a)	Allocation	Target	Value (a)	Allocation	Target
Equity securities :
U.S. large-cap	$286			$34
U.S. small-cap	55			—
Non-U.S. developed markets	70			146
Non-U.S. emerging markets	20			—
Total equity securities	$431	72%	65%	$180	64%	56%

Fixed income securities:
U.S. Treasury	48			—
Non-U.S. government	12			53
U.S. government agencies	12			—
U.S. corporate (b)	33			—
U.S. government, collateralized	49			—
U.S. corporate, collateralized	5			—
Total fixed income securities	$159	27%	35%	$53	19%	30%

Other investments:
Cash	$4			$15
Property	—			24
Other	—			9
Total other investments	$4	1%	—%	$48	17%	14%

Total	$594	100%	100%	$281	100%	100%
______________________________
(a)	Fair value amounts are measured using quoted prices and other observable market data.
(b)	This asset category comprises investments in the industrial, finance and utility industries.

Investment managers are given established ranges within which the investments may deviate from the target allocations.  As of December 31, 2009, the target allocation for the U.S. Plans was 65 percent equity securities and 35 percent fixed income securities, having recently been adjusted to reduce exposure to the equity markets.  The U.S. Plans invest in low-cost passively managed funds that reference market indices.  The Non-U.S. Plans invest in actively managed funds that measure performance against relevant index benchmarks.  The Non-U.S. Plans invest a small portion of funds in other investments to participate in strategies that include arbitrage, short-selling, risk management and merger and acquisition opportunities.

The plan assets for our funded Transocean Plans are invested in indexed and actively managed investment funds managed by plan investment managers that have discretion to select the securities held within each asset category.  Given this discretion, the managers may occasionally invest in our debt or equity securities, and may hold either long or short positions in such securities.  As these managers are required to maintain well diversified portfolios, the actual investment in our securities would be immaterial relative to asset categories and the overall plan assets.

Net periodic benefit costs—Net periodic benefit costs, before tax, included the following components (in millions):

	Year ended December 31, 2009			Year ended December 31, 2008			Year ended December 31, 2007
	U.S. Plans	Non-U.S. Plans	Transocean Plans	U.S. Plans	Non-U.S. Plans	Transocean Plans	U.S. Plans	Non-U.S. Plans	Transocean Plans
Service cost	$44	$18	$62	$30	$16	$46	$15	$6	$21
Interest cost	50	17	67	47	17	64	19	5	24
Expected return on plan assets	(55)	(16)	(71)	(53)	(21)	(74)	(22)	(4)	(26)
Settlements and curtailments	4	2	6	(1)	—	(1)	—	—	—
Special termination benefits	—	—	—	3	—	3	—	—	—
Actuarial losses, net	18	2	20	4	—	4	4	1	5
Prior service cost, net	(1)	1	—	—	1	1	—	1	1
Transition obligation, net	—	—	—	—	1	1	—	1	1
Net periodic benefit costs	$60	$24	$84	$30	$14	$44	$16	$10	$26

For the OPEB Plans, the combined components of net periodic benefit costs, including service cost, interest cost, amortization of prior service cost and recognized net actuarial losses were  $3 million for each of the years ended December 31, 2009 and 2008 and less than  $2 million for the year ended December 31, 2007, respectively.

The following table presents the amounts in accumulated other comprehensive income, before tax, that have not been recognized as components of net periodic benefit costs (in millions):

	December 31, 2009				December 31, 2008
	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total
Actuarial loss, net	$277	$117	$5	$399	$404	$42	$22	$468
Prior service credit, net	(13)	(2)	(7)	(22)	(14)	(1)	(14)	(29)
Transition obligation, net	—	2	—	2	—	1	—	1
Total	$264	$117	$(2)	$379	$390	$42	$8	$440

The following table presents the amounts in accumulated other comprehensive income expected to be recognized as components of net periodic benefit costs during the year ending December 31, 2010 (in millions):

	Year ending December 31, 2010
	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total
Actuarial loss, net	$12	$6	$—	$18
Prior service credit, net	(1)	—	(2)	(3)
Transition obligation, net	—	—	—	—
Total amount expected to be recognized	$11	$6	$(2)	$15

Funding contributions—During the year ended December 31, 2009, we contributed  $73 million to the Transocean Plans and the OPEB Plans which was funded from our cash flows from operations.  Our 2009 contributions included  $44 million to the funded U.S. Plans,  $11 million to the funded Norway Plans,  $5 million to the funded U.K. Plans,  $10 million to the unfunded U.S. Plans and the Other Plans, and  $3 million to the OPEB Plans.

We expect to contribute a total of  $76 million to the Transocean Plans in 2010.  These contributions are comprised of an estimated  $53 million to meet the minimum funding requirements for the funded U.S. Plans,  $7 million to fund expected benefit payments for the unfunded U.S. Plans and the Other Plans,  $11 million to fund expected benefit payments for the funded Norway Plans and  $5 million to fund expected benefit payments for the U.K. Plan.  For the OPEB Plans, we expect to fund the benefit payments of  $3 million as costs are incurred.  The postretirement health care plans include a limit on our share of costs for recent and future retirees.

Benefit payments—The following are the projected pension benefits payments (in millions):

Years ending December 31,	U.S. Plans	Non-U.S. Plans	OPEB Plans	Total
2010	$35	$6	$3	$44
2011	42	6	3	51
2012	39	7	4	50
2013	41	8	4	53
2014	42	8	4	54
2015-2018	256	54	21	331

Defined contribution plans

In 2009, we sponsored three defined contribution plans, including (1) one qualified defined contribution savings plans covering certain employees working in the U.S. (the “U.S. Savings Plan”), (2) one defined contribution savings plans covering certain employees working outside the U.S. and U.K. (the “Non-U.S. Savings Plan”), and (3) one defined contribution pension plan that covers certain employees working outside the U.S. (the “Non-U.S. Pension Plan”).

For the U.S. Savings Plan and the Non-U.S. Savings Plan, we make a matching contribution of up to 6.0 percent of each covered employee’s base salary, based on the employee’s contribution to the plan.  For the Non-U.S. Pension Plan, we contribute between 4.5 percent and 6.5 percent of each covered employee’s base salary, based on the employee’s years of eligible service.  We recorded approximately  $67 million,  $51 million and  $33 million of expense related to our defined contribution plans for the years ended December 31, 2009, 2008 and 2007, respectively.

Severance plan

Following our merger with GlobalSantaFe in 2007, we established a plan to consolidate operations and administrative functions.  As of December 31, 2009, we had identified 336 employees who had been involuntarily terminated pursuant to this plan.  We recognized  $17 million,  $5 million and  $4 million of severance expense for the years ended December 31, 2009, 2008 and 2007, respectively, in either operating and maintenance expense or general and administrative expense.  The liability associated with the severance plan, recorded in accrued liabilities, was  $17 million and  $21 million at December 31, 2009 and December 31, 2008, respectively.  Since the severance plan’s inception in 2007, we have paid  $53 million in termination benefits under the plan, including  $18 million,  $33 million and  $2 million paid during the years ended December 31, 2009, 2008 and 2007, respectively.  We expect to accrue all remaining amounts in the three months ended March 31, 2009, and we expect such remaining amounts to be immaterial.

Note 16 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Commitments and Contingencies

Note 16—Commitments and Contingencies

Lease obligations

We have operating lease commitments expiring at various dates, principally for real estate, office space and office equipment.  In August 2009, we accepted delivery of Petrobras 10000, an asset held under a capital lease through August 2029.  Additionally, GSF Explorer is held under a capital lease through July 2026.  Rental expenses for all leases, including leases with terms of less than one year, was approximately  $99 million,  $89 million and  $51 million for the years ended December 31, 2009, 2008 and 2007, respectively.  As of December 31, 2009, future minimum rental payments related to noncancellable operating leases and the capital leases were as follows (in millions):

Years ending December 31,	Capital Leases	Operating Leases
2010	$74	$40
2011	74	33
2012	74	23
2013	74	19
2014	74	14
Thereafter	1,084	45
Total future minimum rental payment	$1,454	$174
Less amount representing imputed interest	(728)
Present value of future minimum rental payments under capital leases	726
Less current portion included in debt due within one year	(16)
Long-term capital lease obligation	$710

The following is the aggregate carrying amount of GSF Explorer and Petrobras 10000, assets held under capital lease, as of December 31, 2009 and 2008, respectively (in millions):

	December 31,
	2009	2008
Property and equipment, cost	$976	$224
Accumulated depreciation	(27)	(13)
Property and equipment, net	$949	$211

Depreciation expense for GSF Explorer and Petrobras 10000 was  $14 million,  $12 million and  $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.  Having acquired the GSF Explorer in the Merger, only one month of depreciation expense is included in the year ended December 31, 2007.

Legal proceedings

Asbestos litigation—In 2004, several of our subsidiaries were named, along with numerous other unaffiliated defendants, in 21 complaints filed on behalf of 769 plaintiffs in the Circuit Courts of the State of Mississippi and which claimed injuries arising out of exposure to asbestos allegedly contained in drilling mud during these plaintiffs’ employment in drilling activities between 1965 and 1986.  A Special Master, appointed to administer these cases pre-trial, subsequently required that each individual plaintiff file a separate lawsuit, and the original 21 multi-plaintiff complaints were then dismissed by the Circuit Courts.  The amended complaints resulted in one of our subsidiaries being named as a direct defendant in seven cases.  We have or may have an indirect interest in an additional 17 cases.  The complaints generally allege that the defendants used or manufactured asbestos-containing products in connection with drilling operations and have included allegations of negligence, products liability, strict liability and claims allowed under the Jones Act and general maritime law.  The plaintiffs generally seek awards of unspecified compensatory and punitive damages.  In each of these cases, the complaints have named other unaffiliated defendant companies, including companies that allegedly manufactured the drilling-related products that contained asbestos.  None of the cases in which one of our subsidiaries is a named defendant has been scheduled for trial in 2010, and the preliminary information available on these claims is not sufficient to determine if there is an identifiable period for alleged exposure to asbestos, whether any asbestos exposure in fact occurred, the vessels potentially involved in the claims, or the basis on which the plaintiffs would support claims that their injuries were related to exposure to asbestos.  However, the initial evidence available would suggest that we would have significant defenses to liability and damages.  In 2009, two cases that were part of the original 2004 multi-plaintiff suits went to trial in Mississippi against unaffiliated defendant companies which allegedly manufactured drilling-related products containing asbestos.  We were not a defendant in either of these cases.  One of the cases resulted in a substantial jury verdict in favor of the plaintiff, and this verdict was subsequently vacated by the trial judge on the basis that the plaintiff failed to meet its burden of proof.  While the court’s decision is consistent with our general evaluation of the strength of these cases, it has not been reviewed on appeal.  The second case resulted in a verdict completely in favor of the defendants.  There have been no other trials involving any of the parties to the original 21 complaints.  We intend to defend these lawsuits vigorously, although there can be no assurance as to the ultimate outcome.  We historically have maintained broad liability insurance, although we are not certain whether insurance will cover the liabilities, if any, arising out of these claims.  Based on our evaluation of the exposure to date, we do not expect the liability, if any, resulting from these claims to have a material adverse effect on our consolidated statement of financial position, results of operations or cash flows.

One of our subsidiaries was involved in lawsuits arising out of the subsidiary’s involvement in the design, construction and refurbishment of major industrial complexes.  The operating assets of the subsidiary were sold and its operations discontinued in 1989, and the subsidiary has no remaining assets other than the insurance policies involved in its litigation, fundings from settlements with the primary insurers and funds received from the cancellation of certain insurance policies.  The subsidiary has been named as a defendant, along with numerous other companies, in lawsuits alleging personal injury as a result of exposure to asbestos.  As of December 31, 2009, the subsidiary was a defendant in approximately 1,041 lawsuits.  Some of these lawsuits include multiple plaintiffs and we estimate that there are approximately 2,623 plaintiffs in these lawsuits.  For many of these lawsuits, we have not been provided with sufficient information from the plaintiffs to determine whether all or some of the plaintiffs have claims against the subsidiary, the basis of any such claims, or the nature of their alleged injuries.  The first of the asbestos-related lawsuits was filed against this subsidiary in 1990.  Through December 31, 2009, the amounts expended to resolve claims (including both attorneys’ fees and expenses, and settlement costs) have not been material, and all deductibles with respect to the primary insurance have been satisfied.  The subsidiary continues to be named as a defendant in additional lawsuits and we cannot predict the number of additional cases in which it may be named a defendant nor can we predict the potential costs to resolve such additional cases or to resolve the pending cases.  However, the subsidiary has in excess of  $1 billion in insurance limits potentially available to the subsidiary.  Although not all of the policies may be fully available due to the insolvency of certain insurers, we believe that the subsidiary will have sufficient insurance and funds from the settlements of litigation with insurance carriers available to respond to these claims.  While we cannot predict or provide assurance as to the final outcome of these matters, we do not believe that the current value of the claims where we have been identified will have a material impact on our consolidated statement of financial position, results of operations or cash flows.

Sedco 710 litigation—One of our subsidiaries was involved in an action with respect to a customs matter relating to the Sedco 710 semisubmersible drilling rig.  Prior to our merger with Sedco Forex, this drilling rig, which was working for Petrobras in Brazil at the time, had been admitted into the country on a temporary basis under authority granted to a Schlumberger entity.  When the drilling contract with Petrobras was transferred from Schlumberger to us in the merger, the temporary import permit was not transferred.  When the temporary import permit granted to Schlumberger expired in 2000, renewal filings were not immediately made and the Brazilian authorities threatened to cancel the temporary import permit and to collect customs duties as if the rig had been nationalized in Brazil.  Together with Schlumberger, we jointly filed an action for the purpose of avoiding cancellation of, and extending, the temporary import permit and to avoid collection of any customs duty.  Other proceedings were also initiated to secure the transfer of the temporary import permit to us.  The court initially permitted the transfer of the temporary import permit but did not rule on whether the temporary admission could be extended without the payment of a financial penalty in the form of Brazilian customs duties.  In 2004, the Brazilian authorities issued an assessment totaling approximately  $167 million (based on the initial assessment amount, accrued interest and current exchange rate) against our subsidiary based on the expiration of the temporary import permit.  This amount continued to grow as a result of interest and changes in the exchange rate. The first level Brazilian court also ruled in 2007 that the financial penalties were appropriate and this ruling was subsequently upheld at the next level. We continued to contest this decision but ultimately decided to participate in November 2009 in a Brazilian tax amnesty program and paid  $142 million to settle all tax claims by the Brazilian authorities in this matter.  In addition, we reached a settlement with Schlumberger with respect to our allegation that Schlumberger should be responsible for the assessment.

Rio de Janeiro tax assessment—In the third quarter of 2006, we received tax assessments of approximately  $164 million from the state tax authorities of Rio de Janeiro in Brazil against one of our Brazilian subsidiaries for taxes on equipment imported into the state in connection with our operations.  The assessments resulted from a preliminary finding by these authorities that our subsidiary’s record keeping practices were deficient.  We currently believe that the substantial majority of these assessments are without merit.  We filed an initial response with the Rio de Janeiro tax authorities on September 9, 2006 refuting these additional tax assessments.  In September 2007, we received confirmation from the state tax authorities that they believe the additional tax assessments are valid, and as a result, we filed an appeal on September 27, 2007 to the state Taxpayer’s Council contesting these assessments.  While we cannot predict or provide assurance as to the final outcome of these proceedings, we do not expect it to have a material adverse effect on our consolidated statement of financial position, results of operations or cash flows.

Patent Litigation—Several of our subsidiaries have been sued by Heerema Engineering Services (“Heerema”) in the U.S. District Court for the Southern District of Texas for patent infringement, claiming that we infringe their U.S. patent entitled Method and Device for Drilling Oil and Gas. Heerema claims that our Enterprise class, advanced Enterprise class, Express class and Development Driller class of drilling rigs operating in the U.S. Gulf of Mexico infringe on this patent. They seek unspecified damages and injunctive relief. The court has held a hearing on construction of their patent but has not yet issued a decision. We deny liability for patent infringement, believe that their patent is invalid and intend to vigorously defend against the claim. We do not expect the liability, if any, resulting from this claim to have a material adverse effect on our consolidated statement of financial position, results of operations or cash flows.

Other matters—We are involved in various tax matters and various regulatory matters.  We are also involved in lawsuits relating to damage claims arising out of hurricanes Katrina and Rita, all of which are insured and which are not material to us.  In addition, we are involved in a number of other lawsuits, including a dispute for municipal tax payments in Brazil and a dispute involving customs procedures in India, neither of which is material to us, and all of which have arisen in the ordinary course of our business.  We do not expect the liability, if any, resulting from these other matters to have a material adverse effect on our consolidated statement of financial position, results of operations or cash flows.  We cannot predict with certainty the outcome or effect of any of the litigation matters specifically described above or of any such other pending or threatened litigation.  There can be no assurance that our beliefs or expectations as to the outcome or effect of any lawsuit or other litigation matter will prove correct and the eventual outcome of these matters could materially differ from management’s current estimates.

Environmental matters

We have certain potential liabilities under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state acts regulating cleanup of various hazardous waste disposal sites, including those described below.  CERCLA is intended to expedite the remediation of hazardous substances without regard to fault.  Potentially responsible parties (“PRPs”) for each site include present and former owners and operators of, transporters to and generators of the substances at the site.  Liability is strict and can be joint and several.

We have been named as a PRP in connection with a site located in Santa Fe Springs, California, known as the Waste Disposal, Inc. site.  We and other PRPs have agreed with the U.S. Environmental Protection Agency (“EPA”) and the U.S. Department of Justice (“DOJ”) to settle our potential liabilities for this site by agreeing to perform the remaining remediation required by the EPA.  The form of the agreement is a consent decree, which has been entered by the court.  The parties to the settlement have entered into a participation agreement, which makes us liable for approximately eight percent of the remediation and related costs.  The remediation is complete, and we believe our share of the future operation and maintenance costs of the site is not material.  There are additional potential liabilities related to the site, but these cannot be quantified, and we have no reason at this time to believe that they will be material.

One of our subsidiaries has been ordered by the California Regional Water Quality Control Board (“CRWQCB”) to develop a testing plan for a site known as Campus 1000 Fremont in Alhambra, California.  This site was formerly owned and operated by certain of our subsidiaries.  It is presently owned by an unrelated party, which has received an order to test the property.  We have also been advised that one or more of our subsidiaries is likely to be named by the EPA as a PRP for the San Gabriel Valley, Area 3,

Superfund site, which includes this property.  Testing has been completed at the property but no contaminants of concern were detected.  In discussions with CRWQCB staff we were advised of their intent to issue us a “no further action” letter but it has not yet been received.  Based on the test results, we would contest any potential liability.  We have no knowledge at this time of the potential cost of any remediation, who else will be named as PRPs, and whether in fact any of our subsidiaries is a responsible party.  The subsidiaries in question do not own any operating assets and have limited ability to respond to any liabilities.

Resolutions of other claims by the EPA, the involved state agency or PRPs are at various stages of investigation.  These investigations involve determinations of:

▪	the actual responsibility attributed to us and the other PRPs at the site;
▪	appropriate investigatory and/or remedial actions; and
▪	allocation of the costs of such activities among the PRPs and other site users.

Our ultimate financial responsibility in connection with those sites may depend on many factors, including:

▪	the volume and nature of material, if any, contributed to the site for which we are responsible;
▪	the numbers of other PRPs and their financial viability; and
▪	the remediation methods and technology to be used.

It is difficult to quantify with certainty the potential cost of these environmental matters, particularly in respect of remediation obligations.  Nevertheless, based upon the information currently available, we believe that our ultimate liability arising from all environmental matters, including the liability for all other related pending legal proceedings, asserted legal claims and known potential legal claims which are likely to be asserted, is adequately accrued and should not have a material effect on our financial position or ongoing results of operations.  Estimated costs of future expenditures for environmental remediation obligations are not discounted to their present value.

Contamination litigation

On July 11, 2005, one of our subsidiaries was served with a lawsuit filed on behalf of three landowners in Louisiana in the 12th Judicial District Court for the Parish of Avoyelles, State of Louisiana.  The lawsuit named nineteen other defendants, all of which were alleged to have contaminated the plaintiffs’ property with naturally occurring radioactive material, produced water, drilling fluids, chlorides, hydrocarbons, heavy metals and other contaminants as a result of oil and gas exploration activities.  Experts retained by the plaintiffs issued a report suggesting significant contamination in the area operated by the subsidiary and another codefendant, and claimed that over  $300 million would be required to properly remediate the contamination.  The experts retained by the defendants conducted their own investigation and concluded that the remediation costs would amount to no more than  $2.5 million.

The plaintiffs and the codefendant threatened to add GlobalSantaFe as a defendant in the lawsuit under the “single business enterprise” doctrine contained in Louisiana law.  The single business enterprise doctrine is similar to corporate veil piercing doctrines.  On August 16, 2006, our subsidiary and its immediate parent company, each of which is an entity that no longer conducts operations or holds assets, filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware.  Later that day, the plaintiffs dismissed our subsidiary from the lawsuit.  Subsequently, the codefendant filed various motions in the lawsuit and in the Delaware bankruptcies attempting to assert alter ego and single business enterprise claims against GlobalSantaFe and two other subsidiaries in the lawsuit.  The efforts to assert alter ego and single business enterprise theory claims against GlobalSantaFe were rejected by the Court in Avoyelles Parish, and the lawsuit against the other defendant went to trial on February 19, 2007.  This lawsuit was resolved at trial with a settlement by the codefendant that included a  $20 million payment and certain cleanup activities to be conducted by the codefendant.

The codefendant sought to dismiss the bankruptcies.  In addition, the codefendant filed proofs of claim against both our subsidiary and its parent with regard to its claims arising out of the settlement of the lawsuit.  On February 15, 2008, the Bankruptcy Court denied the codefendant’s request to dismiss the bankruptcy case but modified the automatic stay to allow the codefendant to proceed on its claims against the debtors, our subsidiary and its parent, and their insurance companies.  The codefendant subsequently filed suit against the debtors and certain of its insurers in the Court of Avoyelles Parish to determine their liability for the settlement.

The codefendant filed a Notice of Appeal of the rulings of the Bankruptcy Court.  GlobalSantaFe and its two subsidiaries also filed Notices of Appeal to the U.S. District Court for the District of Delaware.  On January 27, 2009, the codefendant’s appeal was granted by the District Court and the bankruptcy case was remanded to the Bankruptcy Court with instructions to have the case dismissed.  On February 10, 2009, the Bankruptcy Court entered an order dismissing the bankruptcy case.  The debtors, GlobalSantaFe and the two subsidiaries have filed Notices of Appeal of the District Court’s ruling with the U.S. Court of Appeals for the Third Circuit.  On February 18, 2009, the District Court stayed its ruling which instructed the Bankruptcy Court to dismiss the case.  The appeal was heard on September 14, 2009.  On December 22, 2009, the Court of Appeals affirmed the ruling of the District Court.  On January 5, 2010, we petitioned the Third Circuit for a rehearing of that ruling.  On January 27, 2010, the Third Circuit declined the petitions for hearing.

We believe that these legal theories should not be applied against GlobalSantaFe or these other two subsidiaries, and that in any event the manner in which the parent and its subsidiaries conducted their businesses does not meet the requirements of these theories for imposition of liability.  Our subsidiary, its parent and GlobalSantaFe intend to continue to vigorously defend against any action taken in an attempt to impose liability against them under the theories discussed above or otherwise and believe they have good and valid defenses thereto.  We do not believe that these claims will have a material impact on our consolidated statement of financial position, results of operations or cash flows.

Retained risk

Our insurance program consists of commercial market and captive insurance policies primarily with 12-month policy periods beginning May 1, 2009.  Under the program, we generally maintain a  $125 million per occurrence deductible on our hull and machinery, which is subject to an aggregate deductible of  $250 million.  However, in the event of a total loss or a constructive total loss of a drilling unit, such loss would be subject to a deductible ranging from  $500,000 to  $1.5 million.  Additionally, we maintain a  $10 million per occurrence deductible on crew personal injury liability and collision liability claims and  $5 million per occurrence deductible on other third-party non-crew claims, which together are subject to an aggregate deductible of  $50 million that is applied to any occurrence in excess of the per occurrence deductible until the aggregate deductible is exhausted.  We also carry  $950 million of third-party liability coverage exclusive of the personal injury liability deductibles, third-party property liability deductibles and retention amounts described above.  We retain the risk for any liability losses in excess of the  $950 million limit.  We have elected to self-insure operators extra expense coverage for our subsidiaries ADTI and CMI.  This coverage provides protection against expenses related to well control and redrill liability associated with blowouts.  Generally, ADTI’s customers assume, and indemnify ADTI for, liability associated with blowouts in excess of  $50 million.

At present, the insured value of our drilling rig fleet is approximately  $39 billion in aggregate.  We generally do not have commercial market insurance coverage for physical damage losses to our fleet due to named windstorms in the U.S. Gulf of Mexico and war perils worldwide.  Except with respect to Dhirubhai Deepwater KG1 and Dhirubhai Deepwater KG2, we generally do not carry insurance for loss of revenue unless contractually required.  In the opinion of management, adequate accruals have been made based on known and estimable losses related to such exposures.

Letters of credit and surety bonds

We had letters of credit outstanding totaling  $567 million and  $751 million at December 31, 2009 and 2008, respectively.  These letters of credit guarantee various contract bidding and performance activities under various uncommitted lines provided by several banks.

As is customary in the contract drilling business, we also have various surety bonds in place that secure customs obligations relating to the importation of our rigs and certain performance and other obligations.  Surety bonds outstanding totaled  $31 million and  $37 million at December 31, 2009 and 2008, respectively.

Note 17 - Share Based Compensation Plans	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Share-Based Compensation Plans
Note 17—Share-Based Compensation Plans

Overview—We have (i) a long-term incentive plan (the “Long-Term Incentive Plan”) for executives, key employees and outside directors under which awards can be granted in the form of stock options, restricted shares, deferred units, SARs and cash performance awards and (ii) other incentive plans under which awards are currently outstanding.  Awards that may be granted under the Long-Term Incentive Plan include traditional time-vesting awards (“time-based awards”) and awards that are earned based on the achievement of certain performance criteria (“performance-based awards”) or market factors (“market-based awards”).  Our executive compensation committee of our board of directors determines the terms and conditions of the awards granted under the Long-Term Incentive Plan.  At the 2009 annual shareholder’s meeting, the board of directors approved an increase of authorized shares for employee grants from 22.9 million to 35.9 million shares.  As of December 31, 2009, we had 35.9 million shares authorized for all future employee grants.

Time-based awards typically vest either in three equal annual installments beginning on the first anniversary date of the grant or in an aggregate installment at the end of the stated vesting period.  Performance-based and market-based awards are typically awarded subject to either a two-year or a three-year measurement period during which the number of options, shares or deferred units remains uncertain.  At the end of the measurement period, the awarded number of options, shares or deferred units is determined (the “determination date”) subject to the stated vesting period.  The two-year awards generally vest in three equal installments beginning on the determination date and on January 1 of each of the two subsequent years.  The three-year awards generally vest in one aggregate installment following the determination date.  Once vested, options and SARs generally have a 10-year term during which they are exercisable.

As a result of the Merger, we assumed all of the outstanding employee stock options and SARs of GlobalSantaFe.  Each option and stock appreciation right of GlobalSantaFe outstanding as of the Merger effective date, to the extent not already fully vested and exercisable, became fully vested and exercisable into an option or SAR with respect to 0.6368 shares of Transocean at that time.  The aggregate fair market value of options and SARs assumed in the Merger, computed as of the Merger date, was  $157 million or  $83.56 per option or SAR.

At the effective time of the Reclassification, all outstanding options to acquire Transocean Inc. ordinary shares remained outstanding and became fully vested and exercisable.  The number and exercise prices of the options to purchase Transocean Inc. ordinary shares were adjusted based on the market price of Transocean Inc. ordinary shares immediately preceding the effective date of the Reclassification and Merger in order to keep the aggregate intrinsic value of the options and SARs equal to the values immediately prior to such date.  Each option to acquire Transocean Inc. ordinary shares that was outstanding immediately prior to the Reclassification and Merger was converted into options to purchase 0.9392 Transocean Inc. ordinary shares (rounded down to the nearest whole share) with a per share exercise price equal to the exercise price of the option immediately prior to the Reclassification and Merger divided by 0.9392 (rounded up to the nearest whole cent).  Share amounts and related share prices with respect to stock options have been retroactively restated for all periods presented to give effect to the Reclassification.

All Transocean deferred units and restricted shares were exchanged for the same consideration for which each outstanding Transocean Inc. ordinary share was exchanged in the Reclassification.  As a result, holders of deferred units and restricted shares received  $33.03 in cash and 0.6996 Transocean Inc. ordinary shares for each deferred unit or restricted share they held immediately prior to the Reclassification.  With respect to time-based deferred unit and restricted share awards made prior to July 21, 2007, all such consideration was fully vested as of the Merger date.  However, with respect to those awards made on or after July 21, 2007, only the cash component of the consideration vested as of the Merger date, and the share consideration remained subject to the vesting restrictions set forth in the applicable award agreement.  All performance-based awards for which the performance determination occurred prior to the Merger date became fully vested at that time.  All unvested performance-based shares for which the performance determination had not yet occurred as of the Merger date became vested at 50 percent on the Merger date.  The remaining shares not vested were forfeited in 2007.  As a result, there were no performance-based shares outstanding at December 31, 2007.  The numbers of restricted shares and deferred units in the tables and discussions below have been retroactively restated for all periods presented to give effect to reduction in shares that occurred in connection with the Reclassification.  Weighted-average grant-date fair values per share for deferred units and restricted shares have not been restated.

As a result of the accelerated vesting of options, deferred units and restricted shares in connection with the Merger, we accelerated the recognition of  $38 million of previously unrecognized compensation expense in the fourth quarter of 2007.

In connection with the Redomestication Transaction, we adopted and assumed the Long-Term Incentive Plan and other employee benefit plans and arrangements of Transocean Inc., and those plans and arrangements were amended as necessary to give effect to the Redomestication Transaction, including to provide (1) that our shares will be issued, held, available or used to measure benefits as appropriate under the plans and arrangements, in lieu of Transocean Inc. ordinary shares, including upon exercise of any options or SARs issued under those plans and arrangements; and (2) for the appropriate substitution of us for Transocean Inc. in those plans and arrangements.  Additionally, we issued 16 million of our shares to Transocean Inc., 14 million of which remained available as of December 31, 2009, for future use to satisfy our obligations to deliver shares in connection with awards granted under incentive plans, warrants or other rights to acquire our shares.

As of December 31, 2009, total unrecognized compensation costs related to all unvested share-based awards totaled  $100 million, which is expected to be recognized over a weighted-average period of 1.8 years.  There were modifications totaling  $8 million during the year ended December 31, 2009.  There were no significant modifications during the years ended December 31, 2008 and 2007.

Option valuation assumptions—We estimated the fair value of each option award under the Long-Term Incentive Plan on the grant date using the Black-Scholes-Merton option-pricing model with the following weighted-average assumptions:

	Years ended December 31,
	2009	2008	2007
Dividend yield	—	—	—
Expected price volatility	49%	36%	31%
Risk-free interest rate	1.80%	3.00%	4.88%-5.09%
Expected life of options	4.8 years	4.4 years	3.2 years
Weighted-average fair value of options granted	$26.07	$49.32	$40.69

We estimated the fair value of each option grant under the Employee Stock Purchase Plan (“ESPP”) using the Black-Scholes-Merton option-pricing model with the following weighted-average assumptions:

	Years ended December 31,
	2009 (a)	2008	2007
Dividend yield	—	—	—
Expected price volatility	—	31%	33%
Risk-free interest rate	—	3.15%	4.91%
Expected life of options	—	1.0 year	1.0 year
Weighted-average fair value of options granted	—	$41.39	$23.01
______________________________
(a)	As of January 1, 2009, we discontinued offering the ESPP.

Time-Based Awards

Stock options—The following table summarizes vested and unvested time-based vesting stock option (“time-based options”) activity under our incentive plans during the year ended December 31, 2009:

	Number of shares under option	Weighted-average exercise price per share	Weighted-average remaining contractual term (years)	Aggregate intrinsic value (in millions)
Outstanding at January 1, 2009	2,358,743	$44.50	2.90	$6
Granted	597,898	60.41
Exercised	(980,105)	19.97
Forfeited	(147,881)	71.19
Outstanding at December 31, 2009	1,828,655	$60.69	4.96	$40

Vested and exercisable at December 31, 2009	1,171,865	$50.05	2.70	$38

The weighted-average grant-date fair value of time-based options granted during the year ended December 31, 2009 was  $26.07 per share.  There were time-based options to purchase 276,281 and 3,073 shares granted during the years ended December 31, 2008 and 2007, respectively, with weighted-average grant-date fair values of  $49.32 and  $40.69 per share, respectively.

The total pretax intrinsic value of time-based options exercised during the year ended December 31, 2009 was  $43 million.  There were 1,066,173 and 2,112,853 time-based options exercised during the years ended December 31, 2008 and 2007, respectively.  The total pretax intrinsic value of time-based options exercised was  $101 million and  $156 million during the years ended December 31, 2008 and 2007, respectively.

There were 656,790 and 273,314 unvested time-based options outstanding as of December 31, 2009 and 2008, respectively.  There were no unvested time-based options outstanding at December 31, 2007.

Restricted shares—The following table summarizes unvested share activity for time-based vesting restricted shares (“time-based shares”) granted under our incentive plans during the year ended December 31, 2009:

	Number of shares	Weighted-average grant-date fair value per share
Unvested at January 1, 2009	427,465	$126.01
Vested	(320,782)	120.60
Forfeited	(8,297)	116.55
Unvested at December 31, 2009	98,386	$112.14

We did not grant any time-based shares during the year ended December 31, 2009.  There were 259,057 and 380,653 time-based shares granted during the years ended December 31, 2008 and 2007, respectively.  The weighted-average grant-date fair value of time-based shares granted was  $126.26 and  $109.92 per share for the years ended December 31, 2008 and 2007, respectively.  There were 129,979 and 261,330 time-based shares that vested during the years ended December 31, 2008 and 2007, respectively.  The total grant-date fair value of time-based shares that vested was  $14 million and  $20 million for the years ended December 31, 2008 and 2007, respectively.

Deferred units—A deferred unit is a unit that is equal to one share but has no voting rights until the underlying shares are issued.  The following table summarizes unvested activity for time-based vesting deferred units (“time-based units”) granted under our incentive plans during the year ended December 31, 2009:

	Number of units	Weighted-average grant-date fair value per share
Unvested at January 1, 2009	504,949	$141.72
Granted	1,287,893	60.53
Vested	(282,543)	118.20
Forfeited	(54,852)	85.01
Unvested at December 31, 2009	1,455,447	$76.58

The total grant-date fair value of the time-based units vested during the year ended December 31, 2009 was  $33 million.  There were 498,216 and 64,676 time-based units granted during the years ended December 31, 2008 and 2007, respectively.  The weighted-average grant-date fair value of time-based units granted was  $143.85 and  $105.99 per share for the years ended December 31, 2008 and 2007, respectively.  There were 25,740 and 53,086 time-based units that vested during the years ended December 31, 2008 and 2007, respectively.  The total grant-date fair value of deferred units that vested was  $3 million and  $4 million for the years ended December 31, 2008 and 2007, respectively.

SARs—Under an incentive plan assumed in connection with the Merger, we assumed share-settled SARs granted to key employees and to non-employee directors of GlobalSantaFe at no cost to the grantee.  The grantee receives a number of shares upon exercise equal in value to the difference between the market value of our shares at the exercise date and the Merger-adjusted exercise price.  The following table summarizes share-settled SARs activity under our incentive plans during the year ended December 31, 2009:

	Number of awards	Weighted-average exercise price per share	Weighted-average remaining contractual term (years)	Aggregate intrinsic value (in millions)
Outstanding at January 1, 2009	189,363	$93.26	7.75	$—
Exercised	(224)	77.73
Outstanding at December 31, 2009	189,139	$93.28	6.76	$—

Vested and exercisable at December 31, 2009	189,139	$93.28	6.76	$—

At December 31, 2009, we have presented the aggregate intrinsic value as zero since the weighted-average exercise price per share exceeded the market price of our shares on that date.

We did not grant share-settled SARs during the years ended December 31, 2009, 2008, and 2007.  The total pretax intrinsic value of share-settled SARs exercised during the period ended December 31, 2009 was zero.  There were 315,408 and 110,355 share-settled SARs exercised, with a total pretax intrinsic value of zero, during the years ended December 31, 2008 and 2007, respectively, after we assumed them in the Merger.

There were no unvested share-settled SARs outstanding as of December 31, 2009, 2008 and 2007.

Performance-Based Awards

Stock options—We grant performance-based stock options (“performance-based options”) that can be earned depending on the achievement of certain performance targets.  The number of options earned is quantified upon completion of the performance period at the determination date.  The following table summarizes vested and unvested performance-based option activity under our incentive plans during the year ended December 31, 2009:

	Number of shares under option	Weighted-average exercise price per share	Weighted-average remaining contractual term (years)	Aggregate intrinsic value (in millions)
Outstanding at January 1, 2009	179,262	$75.30	8.38	$—

Outstanding at December 31, 2009	179,262	$75.30	6.22	$1

Vested and exercisable at December 31, 2009	179,262	$75.30	6.22	$1

We did not grant performance-based options during the years ended December 31, 2009, 2008 and 2007.  The total pretax intrinsic value of performance-based options exercised during the year ended December 31, 2009 was zero.  There were 212,840 and 661,988 performance-based options exercised, with a total pretax intrinsic value of  $22 million and  $52 million, during the years ended December 31, 2008 and 2007, respectively.

There were no unvested performance-based stock options outstanding as of December 31, 2009, 2008 and 2007.

Restricted shares—We have previously granted performance-based restricted shares (“performance-based shares”) that could be earned depending on the achievement of certain performance targets.  The number of shares earned was quantified upon completion of the performance period at the determination date.  We did not grant performance-based shares during the years ended December 31, 2009, 2008 and 2007.  No performance-based shares vested in the years ended December 31, 2009 and 2008 and none remain outstanding.  There were 357,544 performance-based shares that vested with a total grant-date fair value of  $14 million for the year ended December 31, 2007.

Deferred units—We have previously granted performance-based deferred units (“performance-based units”) that could be earned depending on the achievement of certain performance targets.  The number of units earned was quantified upon completion of the performance period at the determination date.  We did not grant performance-based units during the years ended December 31, 2009, 2008 and 2007.  No performance-based units vested in the years ended December 31, 2009 and 2008 and none remain outstanding.  There were 150,762 performance-based units that vested with a total grant-date fair value of  $7 million for the year ended December 31, 2007.

Market-Based Awards

Deferred units—We grant market-based deferred units (“market-based units”) that can be earned depending on the achievement of certain market conditions.  The number of units earned is quantified upon completion of the specified period at the determination date.  The following table summarizes unvested activity for market-based units granted under our incentive plans during the year ended December 31, 2009:

	Number of units	Weighted-average grant-date fair value per share
Unvested at January 1, 2009	98,540	$144.32
Granted	285,012	75.98
Vested	—	—
Forfeited	(52,682)	92.55
Unvested at December 31, 2009	330,870	$93.70

There were 99,464 market-based units granted with a weighted-average grant-date fair value of  $144.32 per share during the year ended December 31, 2008.  We did not grant market-based units during the year ended December 31, 2007.  No market-based units vested in the years ended December 31, 2008 and 2007.

ESPP—Through December 31, 2008, we offered an ESPP under which certain full-time employees could choose to have between two and 20 percent of their annual base earnings withheld to purchase up to  $21,150 of our shares each year.  The purchase price of the shares was 85 percent of the lower of the beginning-of-year or end-of-year market price of our shares.  At December 31, 2008, 577,537 shares were available for issuance.  As of January 1, 2009, we discontinued offering the ESPP.

Note 18 - Stock Warrants	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Stock Warrants

Note 18—Stock Warrants

We assumed stock warrants in connection with our merger with R&B Falcon Corporation in January 2001.  Under the amended warrant agreement, each warrant holder could elect to receive 12.243 shares and  $578.025 in cash upon exercise at a price of  $332.50.  During the year ended December 31, 2008, Transocean Inc. issued 363,492 of its ordinary shares and paid  $7 million, net of a  $10 million aggregate exercise price.  At December 31, 2008, the cash payment feature, reclassified from permanent equity, represented an aggregate obligation of  $31 million, recorded in other current liabilities.

During the year ended December 31, 2009, we issued 651,570 shares and paid  $13 million, net of an  $18 million aggregate exercise price, upon the exercise of 53,220 warrants.  No warrants remained outstanding and the cash payment feature had been fully satisfied as of the stated expiration date of May 1, 2009.

Note 19 - Share Repurchase Program	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Share Repurchase Program

Note 19—Share Repurchase Program

In May 2006, Transocean Inc.’s board of directors authorized an increase in the overall amount of ordinary shares that could be repurchased under its share repurchase program to  $4.0 billion from  $2.0 billion, which was previously authorized and announced in October 2005.  The repurchase program did not have an established expiration date and could be suspended or discontinued at any time.  Under the program, repurchased shares were constructively retired and returned to unissued status.  During 2007, Transocean Inc. repurchased and retired 5.2 million aggregate ordinary shares for  $400 million at an average purchase price of  $77.39 per share.  There were no repurchases under the repurchase program during 2009 and 2008.

Total consideration paid to repurchase the shares was recorded in shareholders’ equity as a reduction in shares and additional paid-in capital.  Such consideration was funded with existing cash balances and borrowings under a former revolving credit facility.  As a result of the Redomestication, the Transocean Inc. share repurchase program was terminated.

In May 2009, at our annual general meeting, our shareholders approved and authorized our board of directors, at its discretion, to repurchase an amount of our shares for cancellation with an aggregate purchase price of up to 3.5 billion Swiss francs, which is equivalent to approximately U.S.  $3.2 billion at an exchange rate as of the close of trading on February 19, 2010 of U.S.  $1.00 to 1.08 Swiss francs.  See Note 26—Subsequent Events.

Note 20 - Accumulated Other Comprehensive Loss	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Accumulated Other Comprehensive Income (Loss)

Note 20—Other Comprehensive Income

The allocation of other comprehensive income (loss) attributable to controlling interest and to non-controlling interest was as follows (in millions):

	Years ended December 31,
	2009			2008			2007
	Controlling interest	Non-controlling interest	Total	Controlling interest	Non-controlling interest	Total	Controlling interest	Non-controlling interest	Total
Unrecognized components of net periodic benefit costs	$37	$—	$37	$(388)	$—	$(388)	$(27)	$—	$(27)
Recognized components of net periodic benefit costs	24	—	24	5	—	5	13	—	13
Unrealized gain (loss) on derivative instruments	(1)	5	4	(1)	—	(1)	—	—	—
Other, net	1	—	1	(3)	—	(3)	—	—	—

Other comprehensive income (loss) before income taxes	61	5	66	(387)	—	(387)	(14)	—	(14)
Income taxes related to other comprehensive income	24	—	24	9	—	9	2	—	2
Other comprehensive income (loss), net of tax	$85	$5	$90	$(378)	$—	$(378)	$(12)	$—	$(12)

The components of accumulated other comprehensive income (loss), net of tax, were as follows (in millions):

	December 31, 2009		December 31, 2008		December 31, 2007
	Controlling interest	Non-controlling interest	Controlling interest	Non-controlling interest	Controlling interest	Non-controlling interest
Unrecognized components of net period benefit costs (a)	$(334)	$—	$(419)	$—	$(45)	$—
Unrecognized gain on derivative investments	1	5	2	—	3	—
Unrealized loss on securities held for sale	(2)	—	(3)	—	—	—
Accumulated other comprehensive income (loss)	$(335)	$5	$(420)	$—	$(42)	$—
______________________________
(a)	Amounts are net of income tax effect of $45 million, $21 million and $12 million for December 31, 2009, 2008 and 2007, respectively.

Note 21 - Supplemental Balance Sheet Information	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Supplemental Balance Sheet Information

Note 21—Supplemental Balance Sheet Information

Other current liabilities are comprised of the following (in millions):

	December 31,
	2009	2008
Other current liabilities
Accrued payroll and employee benefits	$308	$363
Deferred revenue	139	112
Accrued taxes, other than income	80	112
Accrued interest	83	100
Stock warrant consideration payable	—	31
Unearned income	23	18
Other	97	70
Total other current liabilities	$730	$806

Other long-term liabilities are comprised of the following (in millions):

	December 31,
	2009	2008
Other long-term liabilities
Drilling contract intangibles	$268	$593
Accrued pension liabilities	453	480
Long-term income taxes payable	594	460
Accrued retiree life insurance and medical benefits	51	61
Deferred revenue	214	54
Other	104	107
Total other long-term liabilities	$1,684	$1,755

Note 22 - Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Supplementary Cash Flow Information

Note 22—Supplemental Cash Flow Information

We include investments in highly liquid debt instruments with an original maturity of three months or less in cash and cash equivalents.  In September 2008, The Reserve announced that certain funds, including The Reserve Primary Fund and The Reserve International Liquidity Fund Ltd., had lost the ability to maintain a net asset value of  $1.00 per share due to losses in connection with the bankruptcy of Lehman Brothers Holdings, Inc. (“Lehman Holdings”).  According to its public disclosures, The Reserve stopped processing redemption requests in order to develop an orderly plan of liquidation that would protect all of the funds’ shareholders.  Based on statements made by the funds, we recognized an impairment loss of  $16 million, recorded in other, net in the quarter ended September 30, 2008, associated with our proportional interest in the debt instruments of Lehman Holdings held by the funds.  During the year ended December 31, 2009, we received distributions of  $10 million and  $286 million from The Reserve Primary Fund and the Reserve International Liquidity Fund Ltd., respectively.  As of December 31, 2009, the carrying values of our investments in The Reserve Primary Fund and The Reserve International Liquidity Fund Ltd. were  $5 million and  $33 million, respectively.  The timing of our ability to access the remaining funds is uncertain.

Shortly following the Lehman Holdings bankruptcy, the funds announced that all redemption requests received by the funds prior to a cut-off time on the day following the bankruptcy of Lehman Holdings would be redeemed at a net asset value of  $1.00 per share.  Some investors in the funds that submitted redemption requests prior to this cut-off time are seeking redemption of their interests at this amount, which would reduce funds available for distribution to other investors, including us.  We have filed a motion to intervene in pending litigation against The Reserve International Liquidity Fund Ltd. and related parties seeking a declaration that we are entitled to a pro rata distribution with respect to the redemption of our remaining interest in the fund, damages and other relief.  Potential rulings or decisions by courts or regulators relating to this litigation or otherwise relating to the funds may impact further distributions by the funds and could result in additional losses.

Net cash provided by (used in) operating activities attributable to the net change in operating assets and liabilities is composed of the following (in millions):

	Years ended December 31,
	2009	2008	2007
Changes in operating assets and liabilities
Decrease (increase) in accounts receivable	$504	$(501)	$(274)
Increase in other current assets	(50)	(118)	(43)
Increase in other assets	(30)	(8)	(4)
Increase (decrease) in accounts payable and other current liabilities	(60)	75	73
Increase (decrease) in other long-term liabilities	(7)	(43)	8
Change in income taxes receivable / payable, net	77	274	68
	$434	$(321)	$(172)

Additional cash flow information is as follows (in millions):

	Years ended December 31,
	2009	2008	2007
Certain cash operating activities
Cash payments for interest	$683	$545	$208
Cash payments for income taxes	663	461	225

Non-cash investing and financing activities
Capital expenditures, accrued at end of period (a)	$139	$268	$233
Asset capitalized under capital leases (b)	716	—	—
Business combination (c)	—	—	12,386
Joint ventures and other investments (d)	—	—	238
______________________________
(a)	These amounts represent additions to property and equipment for which we had accrued a corresponding liability in accounts payable.
(b)
On August 4, 2009, we accepted delivery of Petrobras 10000 and recorded non-cash additions of  $716 million to property and equipment, net along with a corresponding increase to long-term debt.  See Note 11—Debt and Note 16—Commitments and Contingencies.

(c)
In connection with the Merger, Transocean Inc. issued  $12.4 billion of its ordinary shares to GlobalSantaFe shareholders, acquired  $20.6 billion in assets and assumed  $575 million of debt and  $2.5 billion of other liabilities.  See Note 5—Business Combination.

(d)
In connection with our investment in and consolidation of TPDI, we recorded additions to property and equipment of  $457 million, of which  $238 million was in exchange for a note payable to Pacific Drilling.  See Note 4—Variable Interest Entities and Note 11—Debt.

Note 23 - Segments, Geographical Analysis and Major Customers	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Segments, Geographical Analysis and Major Customers
Note 23—Segments, Geographical Analysis and Major Customers

We have established two reportable segments: (1) contract drilling services and (2) other operations.  The drilling management services and oil and gas properties businesses do not meet the quantitative thresholds for determining reportable segments and are combined for reporting purposes in the other operations segment.

Our contract drilling services segment fleet operates in a single, global market for the provision of contract drilling services.  The location of our rigs and the allocation of resources to build or upgrade rigs are determined by the activities and needs of our customers.  Operating revenues and long-lived assets by country were as follows (in millions):

	Years ended December 31,
	2009	2008	2007
Operating revenues
U.S.	$2,239	$2,578	$1,259
U.K.	1,563	2,012	848
India	1,084	890	761
Other countries (a)	6,670	7,194	3,509
Total operating revenues	$11,556	$12,674	$6,377

	December 31,
	2009	2008
Long-lived assets		(As adjusted)
U.S.	$6,203	$4,128
South Korea	3,128	3,218
Other countries (a)	13,687	13,515
Total long-lived assets	$23,018	$20,861
______________________________
(a)
Other countries represents countries in which we operate that individually had operating revenues or long-lived assets representing less than 10 percent of total operating revenues earned or total long-lived assets.

A substantial portion of our assets are mobile.  Asset locations at the end of the period are not necessarily indicative of the geographic distribution of the revenues generated by such assets during the periods.  Although we are organized under the laws of Switzerland, we do not conduct any operations and do not have operating revenues in Switzerland.  At December 31, 2009, we had  $1 million of long-lived assets in Switzerland.

Our international operations are subject to certain political and other uncertainties, including risks of war and civil disturbances (or other events that disrupt markets), expropriation of equipment, repatriation of income or capital, taxation policies, and the general hazards associated with certain areas in which operations are conducted.

For the year ended December 31, 2009, BP accounted for approximately 12 percent of our operating revenues.  For the year ended December 31, 2008, BP accounted for approximately 11 percent of our operating revenues.  For the year ended December 31, 2007, Chevron, Shell and BP accounted for approximately 12 percent, 11 percent and 10 percent, respectively, of our operating revenues.  The loss of these or other significant customers could have a material adverse effect on our results of operations.

Note 24 - Related Party Transactions	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Related Party Transactions

Note 24—Related Party Transactions

Pacific Drilling Limited—We hold a 50 percent interest in TPDI, a British Virgin Islands joint venture company formed by us and Pacific Drilling, a Liberian company, to own two ultra-deepwater drillships named Dhirubhai Deepwater KG1 and Dhirubhai Deepwater KG2, the latter of which is currently under construction.  Beginning on October 18, 2010, Pacific Drilling will have the right to exchange its interest in the joint venture for our shares or cash at a purchase price based on an appraisal of the fair value of the drillships, subject to various adjustments.

At December 31, 2009, TPDI had outstanding promissory notes in the aggregate amount of  $296 million, of which  $148 million is due to Pacific Drilling and is included in long-term debt on our consolidated balance sheet.  At December 31, 2008, TPDI had outstanding promissory notes in the aggregate amount of  $222 million, of which  $111 million was due to Pacific Drilling and was included in long-term debt on our consolidated balance sheet.

Angco Cayman Limited—We hold a 65 percent interest in ADDCL, a Cayman Islands joint venture company formed to construct, own and operate an ultra-deepwater drillship to be named Discoverer Luanda.  Angco Cayman Limited, a Cayman Islands company, holds the remaining 35 percent interest in ADDCL.  Beginning on the fifth anniversary of the first well commencement date, Angco Cayman Limited will have the right to exchange its interest in the joint venture for cash at a purchase price based on an appraisal of the fair value of the drillship, subject to various adjustments.

Overseas Drilling Limited—We own a 50 percent interest in ODL, an unconsolidated Cayman Islands joint venture company.  Siem Offshore Invest AS owns the other 50 percent interest in ODL.  ODL owns the Joides Resolution, for which we provide certain operational and management services.  We earned  $2 million for these services in the year ended December 31, 2009.

In December 2009, we amended our existing loan agreement with ODL, increasing the maximum borrowing amount from  $8 million to  $10 million.  ODL may demand repayment of the borrowings at any time upon five business days prior written notice, and any amounts due to us from ODL may be offset against the borrowings at the time of repayment.  As of December 31, 2009,  $10 million was outstanding under this loan agreement.

Note 25 - Quarterly Results (Unaudited)	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Quarterly Results (Unaudited)

Note 25—Quarterly Results (Unaudited)

Shown below are selected unaudited quarterly data.  Amounts are rounded for consistency in presentation with no effect to the results of operations previously reported on Form 10-Q or Form 10-K.

	Three months ended
	March 31,	June 30,	September 30,	December 31,
	(In millions, except per share data)
2009
Operating revenues	$3,118	$2,882	$2,823	$2,733
Operating income (a)	1,319	1,121	957	1,003
Net income attributable to controlling interest (a)	942	806	710	723
Earnings per share
Basic	$2.94	$2.50	$2.20	$2.24
Diluted	$2.93	$2.49	$2.19	$2.24
Weighted-average shares outstanding
Basic	319	320	321	321
Diluted	320	321	322	322

2008 (As adjusted)
Operating revenues	$3,110	$3,102	$3,192	$3,270
Operating income (b)	1,540	1,350	1,383	1,084
Net income attributable to controlling interest (b)	1,149	1,065	1,063	754
Earnings per share
Basic	$3.62	$3.34	$3.32	$2.36
Diluted	$3.58	$3.31	$3.30	$2.35
Weighted-average shares outstanding
Basic	317	318	319	319
Diluted	321	321	321	320
______________________________
(a)
First quarter included loss on impairment of  $221 million.  Second quarter included loss on impairment of  $67 million.  Third quarter included loss on impairment of  $46 million and settlement charges related to litigation matters of  $132 million.  See Note 6—Impairments.

(b)	Fourth quarter included a loss on impairment of $320 million. See Note 6—Impairments.

Note 26 - Subsequent Events (Unaudited)	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Subsequent Events

Note 26—Subsequent Events (Unaudited)

Dispositions—In January 2010, we completed the sale of two Midwater Floaters, GSF Arctic II and GSF Arctic IV, in connection with our previously announced undertakings to the Office of Fair Trading in the U.K.  In connection with the sale, we received net cash proceeds of  $40 million and non-cash proceeds in the form of two notes receivable, in the aggregate amount of  $165 million.  We continue to operate GSF Arctic IV under a short-term bareboat charter with the new owner of the vessel through August 2010.

Share repurchase program—In May 2009, at our annual general meeting, our shareholders approved and authorized our board of directors, at its discretion, to repurchase an amount of our shares for cancellation with an aggregate purchase price of up to 3.5 billion Swiss francs, which is equivalent to approximately U.S.  $3.2 billion at an exchange rate as of the close of trading on February 19, 2010 of U.S.  $1.00 to 1.08 Swiss francs.  On February 12, 2010, our board of directors authorized our management to implement the share repurchase program, as approved by our shareholders at our annual general meeting in May 2009.

Distribution recommendation—On February 16, 2010, we announced that our board of directors has decided to recommend that shareholders at our May 2010 annual general meeting approve a distribution in the form of a par value reduction denominated in Swiss francs for an amount equivalent to approximately U.S.  $1.0 billion, or approximately U.S.  $3.11 per share based on the then current number of issued shares, in four installments.

Note 27 - Supplementary Information - Condensed Consolidating Financial Information	12 Months Ended
Dec. 31, 2009
Notes To Financial Statements [Abstract]
Condensed Consolidating Financial Information [Text Block]
Note 27—Supplementary Information – Condensed Consolidating Financial Information

Transocean Inc., a wholly owned subsidiary of Transocean Ltd., is the issuer of certain notes and debentures, which have been guaranteed by Transocean Ltd.  Transocean Ltd. has also guaranteed borrowings under the commercial paper program and the Five-Year Revolving Credit Facility.  Transocean Ltd.’s guarantee of debt securities of Transocean Inc. is full and unconditional.  Transocean Ltd. is not subject to any significant restrictions on its ability to obtain funds from its consolidated subsidiaries or entities accounted for under the equity method by dividends, loans or return of capital distributions.

The following tables present condensed consolidating financial information for (a) Transocean Ltd. (the “Parent Guarantor”), (b) Transocean Inc. (the “Subsidiary Issuer”), and (c) the other direct and indirect wholly owned and partially owned subsidiaries of the Parent Guarantor, none of which will guarantee any indebtedness of the Subsidiary Issuer (the “Other Subsidiaries”), as well as (d) the consolidating adjustments necessary to present the condensed financial statements on a consolidated basis.  The condensed consolidating financial information may not necessarily be indicative of the results of operations, financial position or cash flows had the subsidiaries operated as independent entities.

	Year ended December 31, 2009
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated

Operating revenues	$—	$—	$11,570	$(14)	$11,556

Cost and expenses	26	4	6,797	(14)	6,813

Loss on impairment	—	—	(334)	—	(334)
Loss on disposal of assets, net	—	—	(9)	—	(9)
Operating income (loss)	(26)	(4)	4,430	—	4,400

Other income (expense), net
Interest income (expense), net	1	(521)	41	—	(479)
Equity in earnings	3,206	3,773	2	(6,979)	2
Other, net	—	(43)	44	—	1
	3,207	3,209	87	(6,979)	(476)

Income before income tax expense	3,181	3,205	4,517	(6,979)	3,924
Income tax expense	—	—	754	—	754

Net income	3,181	3,205	3,763	(6,979)	3,170
Net loss attributable to noncontrolling interest	—	—	(11)	—	(11)

Net income attributable to controlling interest	$3,181	$3,205	$3,774	$(6,979)	$3,181

	Year ended December 31, 2008
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated

Operating revenues	$—	$—	$12,674	$—	$12,674

Cost and expenses	—	9	6,981	—	6,990

Loss on impairment	—	—	(320)	—	(320)
Loss on disposal of assets, net	—	—	(7)	—	(7)
Operating income (loss)	—	(9)	5,366	—	5,357

Other income (expense), net
Interest income (expense), net	—	(809)	201	—	(608)
Equity in earnings	4,031	4,831	3	(8,862)	3
Other, net	—	18	2	—	20
	4,031	4,040	206	(8,862)	(585)

Income before income tax expense	4,031	4,031	5,572	(8,862)	4,772
Income tax expense	—	—	743	—	743

Net income	4,031	4,031	4,829	(8,862)	4,029
Net loss attributable to noncontrolling interest	—	—	(2)	—	(2)

Net income attributable to controlling interest	$4,031	$4,031	$4,831	$(8,862)	$4,031

	Year ended December 31, 2007
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated

Operating revenues	$—	$—	$6,377	$—	$6,377

Cost and expenses	—	14	3,408	—	3,422

Gain on disposal of assets, net	—	—	284	—	284
Operating income (loss)	—	(14)	3,253	—	3,239

Other income (expense), net
Interest income (expense), net	—	(371)	219	—	(152)
Equity in earnings (loss)	—	3,552	(3)	(3,552)	(3)
Other, net	—	(46)	336	—	290
		3,135	552	(3,552)	135

Income before income tax expense	—	3,121	3,805	(3,552)	3,374
Income tax expense	—	—	253	—	253

Net income	—	3,121	3,552	(3,552)	3,121
Net income attributable to noncontrolling interest	—	—	—	—	—

Net income attributable to controlling interest	$—	$3,121	$3,552	$(3,552)	$3,121

	December 31, 2009
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated
Assets
Cash and cash equivalents	$5	$117	$1,008	$—	$1,130
Other current assets	3	580	3,605	(842)	3,346
Total current assets	8	697	4,613	(842)	4,476
Property and equipment, net	1	—	23,017	—	23,018
Goodwill	—	—	8,134	—	8,134
Investment in affiliates	20,553	33,225	12	(53,778)	12
Other assets	31	990	5,293	(5,518)	796
Total assets	20,593	34,912	41,069	(60,138)	36,436

Liabilities and equity
Debt due within one year	—	1,552	316	—	1,868
Other current liabilities	8	322	2,262	(842)	1,750
Total current liabilities	8	1,874	2,578	(842)	3,618
Long-term debt	—	12,238	3,129	(5,518)	9,849
Other long-term liabilities	33	258	2,119	—	2,410
Total long-term liabilities	33	12,496	5,248	(5,518)	12,259

Commitments and contingencies
Total equity	20,552	20,542	33,243	(53,778)	20,559
Total liabilities and equity	$20,593	$34,912	$41,069	$(60,138)	$36,436

	December 31, 2008
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated
Assets
Cash and cash equivalents	$—	$114	$849	$—	$963
Other current assets	—	1,373	4,985	(1,972)	4,386
Total current assets	—	1,487	5,834	(1,972)	5,349
Property and equipment, net	—	—	20,861	—	20,861
Goodwill	—	—	8,128	—	8,128
Investment in affiliates	17,164	32,428	14	(49,592)	14
Other assets	—	446	4,587	(4,203)	830
Total assets	17,164	34,361	39,424	(55,767)	35,182

Liabilities and equity
Debt due within one year	—	664	—	—	664
Other current liabilities	—	698	3,311	(1,972)	2,037
Total current liabilities	—	1,362	3,311	(1,972)	2,701
Long-term debt	—	15,476	1,620	(4,203)	12,893
Other long-term liabilities	—	359	2,062	—	2,421
Total long-term liabilities	—	15,835	3,682	(4,203)	15,314

Commitments and contingencies
Total equity	17,164	17,164	32,431	(49,592)	17,167
Total liabilities and equity	$17,164	$34,361	$39,424	$(55,767)	$35,182

	Year ended December 31, 2009
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated

Cash flows from operating activities	$(24)	$(429)	$6,051	$—	$5,598

Cash flows from investing activities
Capital expenditures	(1)	—	(3,051)	—	(3,052)
Proceeds from (funding of) accounts and notes receivable with affiliates, net	(31)	1,667	(2,068)	432	—
Dividends received from affiliates	60	—	—	(60)	—
Other investing activities, net	—	—	358	—	358
Net cash provided by (used in) investing activities	28	1,667	(4,761)	372	(2,694)

Cash flows from financing activities
Change in short-term borrowings, net	—	(382)	—	—	(382)
Proceeds from debt	—	—	514	—	514
Repayments of debt	—	(2,865)	(6)	—	(2,871)
Proceeds from (repayments of) accounts and notes payable with affiliates, net	—	2,068	(1,636)	(432)	—
Dividends paid to affiliates	—	(60)	—	60	—
Other financing activities, net	1	4	(3)	—	2
Net cash provided by (used in) financing activities	1	(1,235)	(1,131)	(372)	(2,737)

Net increase in cash and cash equivalents	5	3	159	—	167
Cash and cash equivalents at beginning of period	—	114	849	—	963
Cash and cash equivalents at end of period	$5	$117	$1,008	$—	$1,130

	Year ended December 31, 2008
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated

Cash flows from operating activities	$—	$(645)	$5,604	$—	$4,959

Cash flows from investing activities
Capital expenditures	—	—	(2,208)	—	(2,208)
Proceeds from (funding of) accounts and notes receivable with affiliates, net	—	2,333	(891)	(1,442)	—
Dividends received from affiliates	—	890	—	(890)	—
Other investing activities, net	—	(6)	14	4	12
Net cash provided by (used in) investing activities	—	3,217	(3,085)	(2,328)	(2,196)

Cash flows from financing activities
Change in short-term borrowings, net	—	(837)	—	—	(837)
Proceeds from debt	—	2,000	661	—	2,661
Repayments of debt	—	(4,670)	(223)	—	(4,893)
Proceeds from (repayment of) accounts and notes payable with affiliates, net	—	891	(2,333)	1,442	—
Dividends paid to affiliates	—	—	(890)	890	—
Other financing activities, net	—	34	(2)	(4)	28
Net cash provided by (used in) financing activities	—	(2,582)	(2,787)	2,328	(3,041)

Net decrease in cash and cash equivalents	—	(10)	(268)	—	(278)
Cash and cash equivalents at beginning of period	—	124	1,117	—	1,241
Cash and cash equivalents at end of period	$—	$114	$849	$—	$963

	Year ended December 31, 2007
	Parent Guarantor	Subsidiary Issuer	Other Subsidiaries	Consolidating adjustments	Consolidated

Cash flows from operating activities	$—	$(228)	$3,301	$—	$3,073

Cash flows from investing activities
Capital expenditures	—	—	(1,380)	—	(1,380)
Proceeds from (funding of) accounts and notes receivable with affiliates, net	—	381	(799)	418	—
Dividends received from affiliates	—	840	—	(840)	—
Other investing activities, net	—	(5,129)	832	—	(4,297)
Net cash provided by (used in) investing activities	—	(3,908)	(1,347)	(422)	(5,677)

Cash flows from financing activities
Change in short-term borrowings, net	—	1,500	—	—	1,500
Proceeds from debt	—	24,095	—	—	24,095
Repayments of debt	—	(12,033)	—	—	(12,033)
Proceeds from (repayments of) accounts and notes payable with affiliates, net	—	799	(381)	(418)	—
Dividends paid to affiliates	—	—	(840)	840	—
Distribution to shareholders and other financing activities, net	—	(10,247)	63	—	(10,184)
Net cash provided by (used in) financing activities	—	4,114	(1,158)	422	3,378

Net increase (decrease) in cash and cash equivalents	—	(22)	796	—	774
Cash and cash equivalents at beginning of period	—	145	322	—	467
Cash and cash equivalents at end of period	$—	$123	$1,118	$—	$1,241

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2009
Schedule to Financial Statements [Abstract]
Schedule II - Valuation and Qualifying Accounts
Transocean Ltd. and Subsidiaries
Schedule II - Valuation and Qualifying Accounts
                       (In millions)

		Additions
	Balance at beginning of period	Charge to cost and expenses	Charge to other accounts -describe		Deductions -describe		Balance at end of period

Year ended December 31, 2007
Reserves and allowances deducted from asset accounts:
Allowance for doubtful accounts receivable	$26	$57	$—		$33	(a)	$50
Allowance for obsolete materials and supplies	19	4	—		1	(b)	22
Valuation allowance on deferred tax assets	59	—	28	(c)	58	(d)	29

Year ended December 31, 2008
Reserves and allowances deducted from asset accounts:
Allowance for doubtful accounts receivable	$50	$95	$—		$31	(a)	$114
Allowance for obsolete materials and supplies	22	27	—		—		49
Valuation allowance on deferred tax assets	29	4	—		10	(c)	23

Year ended December 31, 2009
Reserves and allowances deducted from asset accounts:
Allowance for doubtful accounts receivable	$114	$27	$—		$76	(a)	$65
Allowance for obsolete materials and supplies	49	17	—		—		66
Valuation allowance on deferred tax assets	23	46	—		—		69
______________________________
(a)	Uncollectible accounts receivable written off, net of recoveries.
(b)	Amount represents $1 related to sale of rigs/inventory.
(c)	Amount represents the valuation allowances established in connection with the tax assets acquired and the liabilities assumed in connection with the merger with GlobalSantaFe Corporation.
(d)	Amount represents a change in estimate related to the expected utilization of our U.S. foreign tax credits.

Document Information	9 Months Ended	12 Months Ended
	Sep. 16, 2010	Dec. 31, 2009
Document Type		8-K
Document Period End Date	2009-09-16
Amendment Flag		false

Entity Information (USD $)	12 Months Ended
	Dec. 31, 2009	Feb. 19, 2010	Jun. 30, 2009
Entity Registrant Name	Transocean Ltd.
Entity Central Index Key	0001451505
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 23,800,000,000
Entity Common Stock, Shares Outstanding		321,628,110